UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Liberty TripAdvisor Holdings, Inc.

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LIBERTY TRIPADVISOR HOLDINGS, INC.
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5200
April 17, 2019
Dear Stockholder:
You are cordially invited to attend the 2019 annual meeting of stockholders of Liberty TripAdvisor Holdings, Inc. (Liberty TripAdvisor) to be held at 8:15 a.m., local time, on May 23, 2019, at the corporate offices of Liberty TripAdvisor, 12300 Liberty Boulevard, Englewood, Colorado 80112, telephone (720) 875-5200.
At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or by completing, signing and returning by mail the enclosed proxy card. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.
Thank you for your cooperation and continued support and interest in Liberty TripAdvisor.
Very truly yours,
Gregory B. Maffei
Chairman of the Board,
President and Chief Executive Officer
The proxy materials relating to the annual meeting are first being mailed on or about April 22, 2019.

LIBERTY TRIPADVISOR HOLDINGS, INC.
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5200
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be Held on May 23, 2019
NOTICE IS HEREBY GIVEN of the annual meeting of stockholders of Liberty TripAdvisor Holdings, Inc. (Liberty TripAdvisor) to be held at 8:15 a.m., local time, on May 23, 2019, at the corporate offices of Liberty TripAdvisor, 12300 Liberty Boulevard, Englewood, Colorado 80112, telephone (720) 875-5200, to consider and vote on the following proposals:
1.
A proposal (which we refer to as the election of directors proposal) to elect Larry E. Romrell and J. David Wargo to continue serving as Class I members of our board until the 2022 annual meeting of stockholders or their earlier resignation or removal;

2.
A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2019; and

3.
A proposal (which we refer to as the incentive plan proposal) to adopt the Liberty TripAdvisor Holdings, Inc. 2019 Omnibus Incentive Plan.

You may also be asked to consider and vote on such other business as may properly come before the annual meeting.
Holders of record of our Series A common stock, par value $0.01 per share, and Series B common stock, par value $0.01 per share, in each case, outstanding as of 5:00 p.m., New York City time, on April 1, 2019, the record date for the annual meeting, will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof. These holders will vote together as a single class on each proposal. A list of stockholders entitled to vote at the annual meeting will be available at our offices at 12300 Liberty Boulevard, Englewood, Colorado 80112 for review by our stockholders for any purpose germane to the annual meeting for at least ten days prior to the annual meeting.
We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.
Our board of directors has unanimously approved each proposal and recommends that you vote “FOR” the election of each director nominee and “FOR” each of the auditors ratification proposal and the incentive plan proposal.
Votes may be cast in person at the annual meeting or by proxy prior to the meeting by telephone, via the Internet, or by mail.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be Held on May 23, 2019: our Notice of Annual Meeting of Stockholders, Proxy Statement, and 2018 Annual Report to Stockholders are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting.
By order of the board of directors,
Michael E. Hurelbrink
Secretary
Englewood, Colorado
April 17, 2019
WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN BY MAIL THE ENCLOSED PAPER PROXY CARD.

PROXY STATEMENT SUMMARY
2019 ANNUAL MEETING OF STOCKHOLDERS

WHEN
8:15 a.m., local time, on May 23, 2019
WHERE
The Corporate Offices of Liberty TripAdvisor
12300 Liberty Boulevard
Englewood, Colorado 80112
RECORD DATE
5:00 p.m., New York City time, on April 1, 2019

ITEMS OF BUSINESS
1.
Election of directors proposal—To elect Larry E. Romrell and J. David Wargo to continue serving as Class I members of our board until the 2022 annual meeting of stockholders or their earlier resignation or removal.

2.
Auditors ratification proposal—To ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2019.

3.
Incentive plan proposal—To adopt the Liberty TripAdvisor Holdings, Inc. 2019 Omnibus Incentive Plan.

Such other business as may properly come before the annual meeting.
WHO MAY VOTE
Holders of shares of LTRPA and LTRPB

PROXY VOTING Stockholders of record on the record date are entitled to vote by proxy in the following ways:
By calling 1-800-690-6903 (toll free) in the United States or Canada	Online at www.proxyvote.com	By returning a properly completed, signed and dated proxy card
ANNUAL MEETING AGENDA AND VOTING RECOMMENDATIONS
Proposal	Voting Recommendation	Page Reference (for more detail)
Election of directors proposal	✓ FOR EACH NOMINEE	9
Auditors ratification proposal	✓ FOR	13
Incentive plan proposal	✓ FOR	15
 | Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement

LIBERTY TRIPADVISOR HOLDINGS, INC.
a Delaware corporation
12300 Liberty Boulevard
Englewood, Colorado 80112
(720) 875-5200
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
We are furnishing this proxy statement in connection with the board of directors’ solicitation of proxies for use at our 2019 Annual Meeting of Stockholders to be held at 8:15 a.m., local time, at the corporate offices of Liberty TripAdvisor, 12300 Liberty Boulevard, Englewood, Colorado 80112, on May 23, 2019 or at any adjournment or postponement of the annual meeting. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement. We are soliciting proxies from holders of our Series A common stock, par value $0.01 per share (LTRPA), and Series B common stock, par value $0.01 per share (LTRPB). We refer to LTRPA and LTRPB together as our common stock.
THE ANNUAL MEETING
Electronic Delivery
Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.proxyvote.com. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Broadridge, at (888) 789-8410 (outside the United States (303) 562-9272). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.
Time, Place and Date
The annual meeting of stockholders is to be held at 8:15 a.m., local time, on May 23, 2019, at the corporate offices of Liberty TripAdvisor, 12300 Liberty Boulevard, Englewood, Colorado 80112, telephone (720) 875-5200.
Purpose
At the annual meeting, you will be asked to consider and vote on each of the following:
•
the election of directors proposal, to elect Larry E. Romrell and J. David Wargo to continue serving as Class I members of our board until the 2022 annual meeting of stockholders or their earlier resignation or removal;

•
the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2019; and

•
the incentive plan proposal, to adopt the Liberty TripAdvisor Holdings, Inc. 2019 Omnibus Incentive Plan.

You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.
Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement | 1

Quorum
In order to conduct the business of the annual meeting, a quorum must be present. This means that the holders of at least a majority of the aggregate voting power represented by the shares of our common stock outstanding on the record date (as defined below) and entitled to vote at the annual meeting must be represented at the annual meeting either in person or by proxy. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will nevertheless be treated as present for purposes of determining the presence of a quorum. See “—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes” below.
Who May Vote
Holders of shares of our common stock, as recorded in our stock register as of 5:00 p.m., New York City time, on April 1, 2019 (such date and time, the record date for the annual meeting), will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.
Votes Required
Each director nominee who receives a plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, will be elected to office.
Approval of each of the auditors ratification proposal and the incentive plan proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.
Votes You Have
At the annual meeting, holders of shares of LTRPA will have one vote per share and holders of shares of LTRPB will have ten votes per share, in each case, that our records show are owned as of the record date.
Recommendation of Our Board of Directors
Our board of directors has unanimously approved each of the proposals and recommends that you vote “FOR” the election of each director nominee and “FOR” each of the auditors ratification proposal and the incentive plan proposal.

Shares Outstanding
As of the record date, an aggregate of approximately 72,147,000 shares of LTRPA and 2,930,000 shares of LTRPB were issued and outstanding and entitled to vote at the annual meeting.
Number of Holders
There were, as of the record date, 890 and 49 record holders of LTRPA and LTRPB, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).
Voting Procedures for Record Holders
Holders of record of our common stock as of the record date may vote in person at the annual meeting, by telephone or through the Internet. Alternatively, they may give a proxy by completing, signing, dating and returning the proxy card by mail. Instructions for voting by using the telephone or the Internet are printed on the proxy card. In order to vote through the Internet, holders should have their proxy cards available so they can input the required information from the proxy card, and log onto the Internet website address shown on the proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a personal identification number,
2 | Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement

THE ANNUAL MEETING
which will be provided to each voting stockholder separately. Unless subsequently revoked, shares of our common stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.
If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted “FOR” the election of each director nominee and “FOR” each of the auditors ratification proposal and the incentive plan proposal.
If you submit a proxy indicating that you abstain from voting as to a proposal, it will have no effect on the election of directors proposal and it will have the same effect as a vote “AGAINST” each of the other proposals.
If you do not submit a proxy or you do not vote in person at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether any of the proposals are approved (if a quorum is present).
Voting Procedures for Shares Held in Street Name
General
If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and The Nasdaq Stock Market LLC (Nasdaq) prohibit brokers, banks and other nominees from voting shares on behalf of their clients with respect to numerous matters, including, in our case, the election of directors proposal and the incentive plan proposal described in this proxy statement. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.
Effect of Broker Non-Votes
Broker non-votes are counted as shares of our common stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of common stock or how to change your vote or revoke your proxy.
Revoking a Proxy
If you submitted a proxy prior to the start of the annual meeting, you may change your vote by voting in person at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or new signed proxy must be received before the start of the annual meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on May 22, 2019.
Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
Solicitation of Proxies
We are soliciting proxies by means of our proxy statement and our annual report (together, the proxy materials) on behalf of our board of directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending the proxy materials to you and getting your voting instructions.
If you have any further questions about voting or attending the annual meeting, please contact Liberty TripAdvisor Investor Relations at (844) 826-8736 or Broadridge at (888) 789-8410.
Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement | 3

Other Matters to Be Voted on at the Annual Meeting
Our board of directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice of Annual Meeting of Stockholders and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.
4 | Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners
The following table sets forth information concerning shares of our common stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of any series of our common stock. Beneficial ownership of our common stock is set forth below only to the extent known by us or ascertainable from public filings.
The security ownership information is given as of February 28, 2019, and, in the case of percentage ownership information, is based upon 72,147,009 LTRPA shares and 2,929,777 LTRPB shares, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all series of common stock.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
Gregory B. Maffei c/o Liberty TripAdvisor Holdings, Inc. 12300 Liberty Blvd. Englewood, CO 80112	LTRPA	—(1)	—	33.2
	LTRPB	3,668,726(1)	95.8
Jackson Square Partners, LLC 101 California Street Suite 3750 San Francisco, CA 94111	LTRPA	7,863,049(2)	10.9	7.8
	LTRPB	—	—
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	LTRPA	6,639,599(3)	9.2	6.6
	LTRPB	—	—
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, TX 78746	LTRPA	5,546,010(4)	7.7	5.5
	LTRPB	—	—
Eagle Capital Management, LLC 499 Park Avenue 17th Floor New York, NY 10022	LTRPA	5,376,200(5)	7.5	5.3
	LTRPB	—	—
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	LTRPA	4,805,827(6)	6.7	4.7
	LTRPB	—	—
Hudson Bay Capital Management LP 777 Third Avenue, 30th Floor New York, NY 10017	LTRPA	3,729,037(7)	5.2	3.7
	LTRPB	__	—
(1)
Information with respect to shares of our common stock beneficially owned by Mr. Maffei, our Chairman of the Board, President and Chief Executive Officer, is also set forth in “—Security Ownership of Management.”

(2)
Based on Amendment No. 4 to Schedule 13G, filed February 12, 2019 by Jackson Square Partners, LLC (Jackson Square), which states that Jackson Square has sole voting power over 5,207,420 shares, shared voting power over 1,494,279 shares and sole dispositive power over 7,863,049 shares.

(3)
Based on Amendment No. 4 to Schedule 13G, filed February 12, 2019 by The Vanguard Group (Vanguard), which states that Vanguard has sole voting power over 150,399 shares, shared voting power over 19,407 shares, sole dispositive power over 6,476,901 shares and shared dispositive power over 162,698 shares.

(4)
Based on Amendment No. 2 to Schedule 13G, filed February 8, 2019 by Dimensional Fund Advisors LP (Dimensional), which states that Dimensional has sole voting power over 5,354,611 shares and sole dispositive power over 5,546,010 shares. Dimensional disclaims beneficial ownership of the shares.

(5)
Based on Schedule 13G, filed February 14, 2019 by Eagle Capital Management, LLC (Eagle Capital), which states that Eagle Capital has sole voting power over 4,540,254 shares and sole dispositive power over 5,376,200 shares.

Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement | 5

(6)
Based on Amendment No. 4 to Schedule 13G, filed February 6, 2019 by BlackRock, Inc. (BlackRock), which states that BlackRock has sole voting power over 4,645,762 shares and sole dispositive power over 4,805,827 shares.

(7)
Based on Schedule 13G, filed February 4, 2019 jointly by Hudson Bay Capital Management LP (Hudson Bay) and Sander Gerber, which states that each of Hudson Bay and Mr. Gerber has shared voting power and shared dispositive power over 3,729,037 shares.

6 | Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Management
The following table sets forth information with respect to the ownership by each of our directors and named executive officers (as defined herein) and by all of our directors and executive officers as a group of shares of (1) each series of our common stock (LTRPA and LTRPB) and (2) the Common Stock, par value $0.001 per share (TRIP), of our consolidated subsidiary TripAdvisor, Inc. (TripAdvisor). None of our directors or named executive officers own shares of TripAdvisor’s Class B Common Stock, par value $0.001 per share (TripAdvisor Class B). The security ownership information with respect to our common stock is given as of February 28, 2019 and, in the case of percentage ownership information, is based upon 72,147,009 LTRPA shares and 2,929,777 LTRPB shares, in each case, outstanding on that date. The security ownership information with respect to TripAdvisor is given as of February 28, 2019, and, in the case of percentage ownership information, is based on 125,336,213 TRIP shares and 12,799,999 TripAdvisor Class B shares, in each case, outstanding on February 14, 2019. The percentage voting power is presented in the table below on an aggregate basis for all series of common stock.
Shares of restricted stock that have been granted pursuant to TripAdvisor’s incentive plans are included in the outstanding share numbers, for purposes of the table below and throughout this proxy statement. Shares of common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after February 28, 2019 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of LTRPB, though convertible on a one-for-one basis into shares of LTRPA, are reported as beneficial ownership of LTRPB only, and not as beneficial ownership of LTRPA. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Gregory B. Maffei Chairman of the Board, President and Chief Executive Officer	LTRPA	—	—	33.2
	LTRPB	3,669(1)(2)	95.8
	TRIP	20(3)	*	*
Michael J. Malone Director	LTRPA	67(2)	*	*
	LTRPB	—	—
	TRIP	—	—	—
Chris Mueller Director	LTRPA	35(2)	*	*
	LTRPB	—	—
	TRIP	—	—	—
Larry E. Romrell Director	LTRPA	50(2)	*	*
	LTRPB	**	*
	TRIP	—	—	—
Albert E. Rosenthaler Chief Corporate Development Officer and Director	LTRPA	52(2)	*	*
	LTRPB	—	—
	TRIP	13	*	*
J. David Wargo Director	LTRPA	194(2)(4)(5)	*	*
	LTRPB	—	—
	TRIP	—	—	—
Richard N. Baer Chief Legal Officer	LTRPA	—	—	—
	LTRPB	—	—
	TRIP	—	—	—
Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement | 7

Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Brian J. Wendling Senior Vice President and Chief Financial Officer	LTRPA	27(2)	*	*
	LTRPB	—	—
	TRIP	—	—	—
All directors and executive officers as a group (8 persons)	LTRPA	426(2)(4)(5)	*	33.5
	LTRPB	3,669(1)(2)	95.8
	TRIP	33(3)	*	*
*
Less than one percent

**
Less than 1,000 shares

(1)
Mr. Maffei is party to a standstill agreement with our company, dated December 21, 2014, as described in more detail under “Certain Relationships and Related Party Transactions—Letter Agreement with Mr. Maffei” below.

(2)
Includes beneficial ownership of shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after February 28, 2019.

	LTRPA	LTRPB

Gregory B. Maffei	—	898,553
Michael J. Malone	66,631	—
Chris Mueller	35,446	—
Larry E. Romrell	45,011	—
Albert E. Rosenthaler	33,263	—
J. David Wargo	66,631	—
Brian J. Wendling	16,303
Total	263,285	898,553

(3)
Includes 1,938 shares of TRIP held by the Maffei Foundation. Mr. Maffei and his wife, as the two directors of the Maffei Foundation, have shared voting and investment power with respect to any shares held by the Maffei Foundation.

(4)
Includes 390 shares of LTRPA held by Mr. Wargo’s spouse and 1,200 shares of LTRPA held by Mr. Wargo’s brother as to which, in each case, Mr. Wargo has disclaimed beneficial ownership.

(5)
Includes (i) 125,472 shares of LTRPA pledged to Fidelity Brokerage Services, LLC (Fidelity) in connection with a margin loan facility extended by Fidelity to Mr. Wargo and (ii) 1,200 shares of LTRPA held by Mr. Wargo’s brother that are pledged to Fidelity in connection with a margin loan facility extended by Fidelity to Mr. Wargo’s brother.

Changes in Control
We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.
8 | Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement

PROPOSALS OF OUR BOARD
The following proposals will be presented at the annual meeting by our board of directors.
PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL
Board of Directors
Our board of directors currently consists of six directors, divided among three classes. Our Class I directors, whose term will expire at the annual meeting, are Larry E. Romrell and J. David Wargo. These directors are nominated for election to our board to continue to serve as Class I directors, and we have been informed that each of Messrs. Romrell and Wargo is willing to continue to serve as a director of our company. The term of the Class I directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2022. Our Class II directors, whose term will expire at the annual meeting of our stockholders in the year 2020, are Chris Mueller and Albert E. Rosenthaler. Our Class III directors, whose term will expire at the annual meeting of our stockholders in the year 2021, are Gregory B. Maffei and Michael J. Malone.
If any nominee should decline election or should become unable to serve as a director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the board of directors.
The following lists the two nominees for election as directors at the annual meeting and the four directors of our company whose term of office will continue after the annual meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our board of directors. The number of shares of our common stock beneficially owned by each director is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
Nominees for Election as Directors
Larry E. Romrell
•
Age: 79

•
A director of our company.

•
Professional Background: Mr. Romrell has served as a director of our company since August 2014. Mr. Romrell held numerous executive positions with Tele-Communications, Inc. from 1991 to 1999. Previously, Mr. Romrell held various executive positions with Westmarc Communications, Inc.

•
Other Public Company Directorships: Mr. Romrell has served as a director of Qurate Retail, Inc. (formerly named Liberty Interactive Corporation, Qurate Retail) since December 2011, having previously served as a director of Qurate Retail (including its predecessor) from March 1999 to September 2011. He has served as a director of Liberty Media Corporation (Liberty Media) (including its predecessor) since September 2011. He has served as a director of Liberty Global plc (LGP) since June 2013, having previously served as a director of Liberty Global, Inc. (LGI), LGP’s predecessor, from June 2005 to June 2013 and as a director of LGI’s predecessor, Liberty Media International, Inc. (LMI), from May 2004 to June 2005.

•
Board Membership Qualifications: Mr. Romrell brings extensive experience, including venture capital experience, in the telecommunications industry to our board and is an important resource with respect to the management and operations of large public companies.

J. David Wargo
•
Age: 65

•
A director of our company.

•
Professional Background: Mr. Wargo has served as a director of our company since August 2014. Mr. Wargo is the founder of Wargo & Company, Inc., a private company specializing in investing in the communications industry (Wargo & Company), and has served as its president since 1993. Mr. Wargo is a co-founder and was a member of New Mountain Capital, LLC from 2000 to 2008. Prior to starting Wargo & Company, he was a

Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement | 9

managing director and senior analyst of The Putnam Companies from 1989 to 1992, senior vice president and a partner in Marble Arch Partners from 1985 to 1989 and senior analyst, assistant director of research and a partner in State Street Research and Management Company from 1978 to 1985.
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Other Public Company Directorships: Mr. Wargo has served as a director of LGP since June 2013, having previously served as a director of LGI from June 2005 to June 2013 and as a director of LMI from May 2004 to June 2005. He has served as a director of Vobile Group Limited since January 2018, as a director of Discovery, Inc., which was formerly known as Discovery Communications, Inc. (Discovery Communications), since September 2008, having previously served as a director of Discovery Communications’ predecessor, Discovery Holding Company, from May 2005 to September 2008, and as a director of Strategic Education, Inc. (formerly Strayer Education, Inc.) from March 2001 to April 2019.

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Board Membership Qualifications: Mr. Wargo’s extensive background in investment analysis and management, experience as a public company board member and his particular expertise in finance and capital markets contribute to our board’s consideration of our capital structure and evaluation of investment and financial opportunities and strategies and strengthen our board’s collective qualifications, skills and attributes.

Directors Whose Term Expires in 2020
Chris Mueller
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Age: 60

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A director of our company.

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Professional Background: Mr. Mueller has served as a director of our company since August 2014. He has served as the Managing Partner of Post Closing 360 LLC, a private investment company, since January 2012. He served as the Vice Chairman and Chief Financial Officer of 360networks Corporation (360networks) from February 2005 to January 2012, and previously held various senior management positions with 360networks. Mr. Mueller served as a Managing Director of Corporate Finance at Ragen MacKenzie, a regional investment bank, and as the Chief Financial Officer and a director of Tuscany, Inc.

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Other Public Company Directorships: None.

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Board Membership Qualifications: Mr. Mueller has extensive experience in corporate finance and commercial and investment banking with approximately 30 years of experience, as well as in the structuring of strategic acquisitions. His background and expertise assist the board in evaluating strategic acquisition opportunities and developing financial strategies for our company.

Albert E. Rosenthaler
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Age: 59

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Chief Corporate Development Officer and a director of our company.

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Professional Background: Mr. Rosenthaler has served as a director of our company since August 2014 and as Chief Corporate Development Officer since October 2016, having previously served as Chief Tax Officer from January 2016 to September 2016 and as a Senior Vice President from July 2013 to December 2015. He has also served as Chief Corporate Development Officer of Qurate Retail, Liberty Media, Liberty Broadband Corporation (Liberty Broadband) and Liberty Expedia Holdings, Inc. (Liberty Expedia) since October 2016 and GCI Liberty, Inc. (GCI Liberty) since March 2018. Mr. Rosenthaler served as Chief Tax Officer of Liberty Media, Qurate Retail and Liberty Broadband from January 2016 to September 2016 and Liberty Expedia from March 2016 to September 2016. Prior to that, he served as a Senior Vice President of Liberty Media (including its predecessor) from May 2007 to December 2015, a Senior Vice President of Qurate Retail (including its predecessor) from April 2002 to December 2015 and a Senior Vice President of Liberty Broadband from June 2014 to December 2015.

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Other Public Company Directorships: Mr. Rosenthaler has served as a director of TripAdvisor since February 2016.

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Board Membership Qualifications: Mr. Rosenthaler has significant executive and financial experience gained through his service as a Senior Vice President and Chief Tax Officer of Qurate Retail and Liberty Media for many years, as Chief Corporate Development Officer of our company, Qurate Retail, Liberty Media, Liberty Broadband and Liberty Expedia and as a partner with a major national accounting firm for more than five years

10 | Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement

PROPOSAL 1—THE ELECTION OF DIRECTORS PROPOSAL
before joining Qurate Retail. Mr. Rosenthaler brings a unique perspective to our company’s board of directors, focused in particular on the area of tax management and corporate development. Mr. Rosenthaler’s perspective and expertise assist the board in developing strategies that take into consideration a wide range of issues resulting from the application and evolution of tax laws and regulations.
Directors Whose Term Expires in 2021
Gregory B. Maffei
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Age: 58

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Chairman of the Board, Chief Executive Officer and President of our company.

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Professional Background: Mr. Maffei has served as Chairman of the Board of our company since June 2015 and as a director and the President and Chief Executive Officer of our company since July 2013. Mr. Maffei has also served as the President and Chief Executive Officer and a director of GCI Liberty since March 2018. He has served as President and Chief Executive Officer of Liberty Media (including its predecessor) since May 2007 and Liberty Broadband since June 2014. He has served as the Chairman of the Board of Qurate Retail, since March 2018 and as a director of Qurate Retail (including its predecessor) since November 2005. Mr. Maffei also served as the President and Chief Executive Officer of Qurate Retail (including its predecessor) from February 2006 to March 2018, having served as its CEO-Elect from November 2005 through February 2006. Prior thereto, Mr. Maffei served as President and Chief Financial Officer of Oracle Corporation (Oracle), Chairman of the Board, President and Chief Executive Officer of 360networks, and Chief Financial Officer of Microsoft Corporation (Microsoft).

•
Other Public Company Directorships: Mr. Maffei has served as (i) a director of Liberty Media (including its predecessor) since May 2007, (ii) the Chairman of the Board of Qurate Retail since March 2018 and a director of Qurate Retail (including its predecessor) since November 2005, (iii) a director of Liberty Broadband since June 2014, (iv) a director of GCI Liberty since March 2018, (v) the Chairman of the Board of TripAdvisor since February 2013, (vi) the Chairman of the Board of Live Nation Entertainment, Inc. since March 2013 and as a director since February 2011, (vii) the Chairman of the Board of Sirius XM Holdings Inc. since April 2013 and as a director since March 2009, (viii) a director of Zillow Group, Inc. since February 2015, having previously served as a director of its predecessor, Zillow, Inc., from May 2005 to February 2015 and (ix) a director of Charter Communications, Inc. since May 2013. Mr. Maffei served as (i) Chairman of the Board of Starz from January 2013 until its acquisition by Lions Gate Entertainment Corp. in December 2016, (ii) a director of Barnes & Noble, Inc. from September 2011 to April 2014, (iii) a director of Electronic Arts, Inc. from June 2003 to July 2013, (iv) a director of DIRECTV and its predecessors from February 2008 to June 2010 and (v) the Chairman of the Board of Pandora Media, Inc. from September 2017 to February 2019.

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Board Membership Qualifications: Mr. Maffei brings to our board significant financial and operational experience based on his senior policy making positions at our company, Qurate Retail (including its predecessor), GCI Liberty, Liberty Media, Liberty Broadband, Oracle, 360networks and Microsoft and his public company board experience. He provides our board with executive leadership perspective on the operations and management of large public companies and risk management principles.

Michael J. Malone
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Age: 74

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A director of our company.

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Professional Background: Mr. Malone has served as a director of our company since August 2014. Mr. Malone is currently Chief Executive Officer and principal of Hunters Capital, LLC, a real estate development and management company. Mr. Malone also owns and operates several hotels and restaurants, as well as Seattle’s oldest jet charter and management company, Erin Air, Inc. He is the retired Chairman of the Board and Chief Executive Officer of DMX Music, Inc. (DMX) (formerly AEI Music, Inc.), a multinational music programming and distribution company that he founded in 1971 and which was sold to Qurate Retail in May 2001, following which he served as Chairman of the Board of Maxide Acquisition, Inc., a subsidiary of Qurate Retail and the holding company for DMX, from May 2001 to February 2005.

Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement | 11

•
Other Public Company Directorships: Mr. Malone previously served as a director of Expeditors International of Washington, Inc. from August 1999 to May 2017, Take Two Interactive Software, Inc. from January 2006 through March 2007 and HomeStreet, Inc., a regional bank, from February 2012 to February 2015.

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Board Membership Qualifications: Mr. Malone is an experienced entrepreneur with over 20 years of senior leadership and management experience. Mr. Malone provides our board with insight into the structuring of investments and acquisitions and the management of technology companies.

Vote and Recommendation
A plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, is required to elect Messrs. Romrell and Wargo as Class I members of our board of directors.
Our board of directors unanimously recommends a vote “FOR” the election of each nominee to our board of directors.
12 | Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement

PROPOSAL 2—THE AUDITORS RATIFICATION PROPOSAL
We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2019.
Even if the selection of KPMG LLP is ratified, the audit committee of our board of directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2019.
A representative of KPMG LLP is expected to be available to answer appropriate questions at the annual meeting and will have the opportunity to make a statement if he or she so desires.
Audit Fees and All Other Fees
The following table presents fees incurred for professional audit services rendered by KPMG LLP for the audit of our consolidated financial statements for 2018 and 2017 and fees billed for other services rendered by KPMG LLP:
	2018(1)	2017(1)

Audit fees	$444,700	$537,800
Audit related fees	—	—
Audit and audit related fees	444,700	537,800
Tax fees(2)	4,500	48,100
Total fees	$449,200	$585,900

(1)
Such fees with respect to 2018 and 2017 exclude audit fees, audit related fees and tax fees billed by KPMG LLP to TripAdvisor for services rendered. TripAdvisor is a separate public company and its audit fees, audit related fees and tax fees (which aggregated to $2,404,100 and $2,283,300 in 2018 and 2017, respectively) are reviewed and approved by the audit committee of the board of directors of TripAdvisor.

(2)
Tax fees consist of tax compliance and consultations regarding the tax implications of certain transactions.

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.
Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor
Our audit committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):
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audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

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audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain Securities and Exchange Commission (SEC) rules or listing standards; and

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tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, and tax due diligence and advice regarding mergers and acquisitions.

Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement | 13

Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of Liberty TripAdvisor’s Senior Vice President and Chief Financial Officer, an individual project involving the provision of pre-approved services is likely to result in fees in excess of  $50,000, or if individual projects under $50,000 are likely to total $250,000 during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific pre-approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. Chris Mueller currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled audit committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee.
Under our policy, any fees incurred by TripAdvisor in connection with the provision of services by TripAdvisor’s independent auditor are expected to be reviewed and approved by TripAdvisor’s audit committee pursuant to TripAdvisor’s policy regarding the pre-approval of all audit and permissible non-audit services provided by its independent auditor in effect at the time of such approval. Such approval by TripAdvisor’s audit committee pursuant to its policy is deemed to be pre-approval of the services by our audit committee.
Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
All services provided by our independent auditor during 2018 were approved in accordance with the terms of the policy.
Vote and Recommendation
The affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the auditors ratification proposal.
Our board of directors unanimously recommends a vote “FOR” the auditors ratification proposal.
14 | Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement

PROPOSAL 3—THE INCENTIVE PLAN PROPOSAL
The following is a description of the material provisions of the Liberty TripAdvisor Holdings, Inc. 2019 Omnibus Incentive Plan (the 2019 incentive plan). The summary that follows is not intended to be complete, and we refer you to the copy of the 2019 incentive plan set forth as Annex A to this proxy statement for a complete statement of its terms and provisions.
Key Features of the 2019 Incentive Plan
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No Discounted Options or SARs. Stock options and stock appreciation rights (SARs) may not be granted with an exercise price below fair market value.

•
Dividend Equivalents. Only an award of restricted stock units (RSUs) may include dividend equivalents. With respect to a performance-based award, dividend equivalents may only be paid to the extent the underlying award is actually paid.

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Limited Terms for Options and SARs. The term for stock options and SARs granted under the 2019 incentive plan is limited to ten years.

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No Transferability. Awards generally may not be transferred, except as permitted by will or the laws of descent and distribution or pursuant to a domestic relations order, unless otherwise provided for in an award agreement.

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No Tax Gross-Ups. Holders do not receive tax gross-ups under the 2019 incentive plan.

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Award Limitations. In any calendar year, no nonemployee director may be granted awards having a value that would be in excess of  $3 million on the date of grant.

Liberty TripAdvisor Holdings, Inc. 2019 Omnibus Incentive Plan
If the 2019 incentive plan is approved, it will be the only incentive plan under which awards will be made, and no additional awards will be made under the Liberty TripAdvisor Holdings, Inc. 2014 Omnibus Incentive Plan. In addition, only the five million shares reserved under the 2019 incentive plan (as described below) will be available for grant. The 2019 incentive plan is structured as an omnibus plan under which awards may be made to our company’s officers, employees, independent contractors and nonemployee directors and employees of Liberty Media or Qurate Retail providing services to us. A summary of certain terms of the 2019 incentive plan is set forth below.
The 2019 incentive plan is administered by the compensation committee of our board of directors, other than awards granted to nonemployee directors which may be administered by our full board of directors or the compensation committee. The 2019 incentive plan is designed to provide additional remuneration to eligible officers and employees of our company, our nonemployee directors and independent contractors and employees of Liberty Media or Qurate Retail providing services to us and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. The 2019 incentive plan is also intended to (1) attract persons of exceptional ability to become our officers and employees, and (2) induce directors, independent contractors and employees of Liberty Media or Qurate Retail to provide services to us. Such persons will be eligible to participate in and may be granted awards under the 2019 incentive plan. The number of individuals who will receive awards under the 2019 incentive plan will vary from year to year and will depend on various factors, such as the quantity of services we require from Liberty Media employees under the services agreement (as defined below). Although we cannot predict the number of future award recipients, we estimate that there will be approximately four nonemployee directors of our company and 86 employees of our company, Liberty Media and Qurate Retail (including employees of TripAdvisor, Inc. and its subsidiaries) who will be eligible to receive awards under the 2019 incentive plan. We do not currently anticipate granting any awards under the 2019 incentive plan to independent contractors of our company. For the avoidance of doubt, employees and nonemployee directors of any of our affiliates may not participate in the 2019 incentive plan based solely upon their status at any such affiliate and instead, are required to provide services to our company or our company’s subsidiaries in order to be eligible.
Under the 2019 incentive plan, the compensation committee may grant non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing (as used in this description of the 2019 incentive plan, collectively, awards). The maximum number of shares of our common stock with respect to which awards may be granted under the 2019 incentive plan is five million shares, subject to
Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement | 15

anti-dilution and other adjustment provisions of the 2019 incentive plan. No nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) that would be in excess of  $3 million.
Shares of our common stock issuable pursuant to awards made under the 2019 incentive plan will be made available from either authorized but unissued shares of our common stock or shares of our common stock that we have issued but reacquired, including shares purchased in the open market. Shares of our common stock that are subject to (i) any award granted under the 2019 incentive plan that expires, terminates or is cancelled or annulled for any reason without having been exercised, (ii) any award of any SARs granted under the 2019 incentive plan the terms of which provide for settlement in cash, and (iii) any award of restricted shares or RSUs granted under the 2019 incentive plan that shall be forfeited prior to becoming vested, will once again be available for issuance under the 2019 incentive plan. Shares of our common stock that are (i) not issued or delivered as a result of the net settlement of an outstanding option or SAR, (ii) used to pay the purchase price or withholding taxes relating to an outstanding award, or (iii) repurchased in the open market with the proceeds of an option purchase price will not again be made available for issuance under the 2019 incentive plan.
Subject to the provisions of the 2019 incentive plan, the compensation committee is authorized to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the 2019 incentive plan and to take such other action in connection with or in relation to the 2019 incentive plan as it deems necessary or advisable.
Unless otherwise determined by the compensation committee and expressly provided for in an agreement, awards are not transferrable except as permitted by will or the laws of descent and distribution or pursuant to a domestic relations order.
Stock Options. Non-qualified stock options awarded under the 2019 incentive plan will entitle the holder to purchase a specified number of shares of a series of our common stock at a specified exercise price subject to the terms and conditions of the applicable option grant. The exercise price of an option awarded under the 2019 incentive plan may be no less than the fair market value of the shares of the applicable series of our common stock as of the day the option is granted. The term of an option may not exceed ten years; however, if the term of an option expires when trading in our common stock is prohibited by law or our company’s policy, the option will expire on the 30th day after the expiration of such prohibition. The compensation committee will determine, and each individual award agreement will provide, (1) the series and number of shares of our common stock subject to the option, (2) the per share exercise price, (3) whether that price is payable in cash, by check, by promissory note, in whole shares of any series of our common stock, by the withholding of shares of our common stock issuable upon exercise of the option, by cashless exercise, or any combination of the foregoing, (4) other terms and conditions of exercise, (5) restrictions on transfer of the option and (6) other provisions not inconsistent with the 2019 incentive plan. Dividend equivalents will not be paid with respect to any stock options.
Stock Appreciation Rights. A SAR awarded under the 2019 incentive plan entitles the recipient to receive a payment in stock or cash equal to the excess of the fair market value (on the day the SAR is exercised) of a share of the applicable series of our common stock with respect to which the SAR was granted over the base price specified in the grant. A SAR may be granted to an option holder with respect to all or a portion of the shares of our common stock subject to a related stock option (a tandem SAR) or granted separately to an eligible person (a free standing SAR). Tandem SARs are exercisable only at the time and to the extent that the related stock option is exercisable. Upon the exercise or termination of the related stock option, the related tandem SAR will be automatically cancelled to the extent of the number of shares of our common stock with respect to which the related stock option was so exercised or terminated. The base price of a tandem SAR is equal to the exercise price of the related stock option. Free standing SARs are exercisable at the time and upon the terms and conditions provided in the relevant award agreement. The term of a free standing SAR may not exceed ten years; however, if the term of a free standing SAR expires when trading in our common stock is prohibited by law or our company’s policy, the free standing SAR will expire on the 30th day after the expiration of such prohibition. The base price of a free standing SAR may be no less than the fair market value of a share of the applicable series of our common stock as of the day the SAR is granted. Dividend equivalents will not be paid with respect to any SARs.
Restricted Shares and RSUs. Restricted shares are shares of our common stock that become vested and may be transferred upon completion of the restriction period. The compensation committee will determine, and each individual award agreement will provide, (1) the price, if any, to be paid by the recipient of the restricted shares, (2) whether dividends or distributions paid with respect to restricted shares will be retained by us during the restriction period (retained distributions), (3) whether the holder of the restricted shares may be paid a cash
16 | Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement

PROPOSAL 3—THE INCENTIVE PLAN PROPOSAL
amount any time after the shares become vested, (4) the vesting date or vesting dates (or basis of determining the same) for the award and (5) other terms and conditions of the award. The holder of an award of restricted shares, as the registered owner of such shares, may vote the shares.
A RSU is a unit evidencing the right to receive, in specified circumstances, one share of the specified series of our common stock, or, in the discretion of the company, its cash equivalent, subject to a restriction period or forfeiture conditions. The compensation committee will be authorized to award RSUs based upon the fair market value of shares of any series of our common stock under the 2019 incentive plan. The compensation committee will determine, and each individual award agreement will provide, the terms, conditions, restrictions, vesting requirements and payment rules for awards of RSUs, including whether the holder will be entitled to dividend equivalent payments with respect to the RSUs. RSUs will be issued at the beginning of the restriction period and holders will not be entitled to shares of our common stock covered by RSU awards until such shares are issued to the holder at the end of the restriction period.
Upon the applicable vesting date, all or the applicable portion of restricted shares or RSUs will vest, any retained distributions or unpaid dividend equivalents with respect to the restricted shares or RSUs will vest to the extent that the awards related thereto have vested, and any cash amount to be received by the holder with respect to the restricted shares or RSUs will become payable, all in accordance with the terms of the individual award agreement. The compensation committee may permit a holder to elect to defer delivery of any restricted shares or RSUs that become vested and any related cash payments, retained distributions or dividend equivalents, provided that such deferral elections are made in accordance with Section 409A of the Internal Revenue Code of 1986, as amended (the Code).
Cash Awards. The compensation committee will also be authorized to provide for the grant of cash awards under the 2019 incentive plan. A cash award is a bonus paid in cash that may be based upon the attainment of one or more performance goals over a performance period established by the compensation committee. The terms, conditions and limitations applicable to any cash awards will be determined by the compensation committee.
Performance Awards. At the discretion of the compensation committee, any of the above-described awards may be designated as a performance award. All cash awards shall be designated as performance awards. Performance awards are contingent upon performance measures applicable to a particular period, as established by the compensation committee and set forth in individual agreements, based upon one or more business criteria. Such business criteria may include, among others:
•
increased revenue;

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net income measures (including income after capital costs and income before or after taxes);

•
stock price measures (including growth measures and total stockholder return);

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price per share of our common stock;

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market share;

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earnings per share (actual or targeted growth);

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earnings before interest, taxes, depreciation and amortization (EBITDA);

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operating income before depreciation and amortization (OIBDA);

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economic value added (or an equivalent metric);

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market value added;

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debt to equity ratio;

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cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities);

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return measures (including return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity);

•
operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes and production efficiency);

•
expense measures (including overhead cost and general and administrative expense);

•
margins;

Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement | 17

•
stockholder value;

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total stockholder return;

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proceeds from dispositions;

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total market value; and

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corporate values measures (including ethics compliance, environmental and safety).

Performance measures may apply to the award recipient, to one or more business units, divisions or subsidiaries of our company or an applicable sector of our company, or to our company as a whole. Goals may also be based on performance relative to a peer group of companies. A performance measure need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). If the compensation committee determines that the performance award may be granted and administered in a manner that preserves the deductibility of the compensation resulting from such award in accordance with Section 162(m) of the Code and the compensation committee determines, in its discretion, that the award should be designed accordingly, then the compensation committee will follow procedures necessary to allow such award to achieve this result. For more information on Section 162(m) of the Code and the repeal of the qualified performance-based compensation exception, see “—U.S. Federal Income Tax Consequences of Awards Granted under the 2019 Incentive Plan—Certain Tax Code Limitations on Deductibility” below.
Awards Generally. Awards under the 2019 incentive plan may be granted either individually, in tandem or in combination with each other. Where applicable, the securities underlying, or relating to, awards granted under the 2019 incentive plan may be shares of our common stock as provided in the relevant grant. The closing price of LTRPA shares and LTRPB shares was $14.74 and $14.71, respectively, as of April 12, 2019. Under certain conditions, including the occurrence of certain approved transactions, a board change or a control purchase (all as defined in the 2019 incentive plan), options and SARs will become immediately exercisable, and the restrictions on restricted shares and RSUs will lapse, unless individual agreements state otherwise or the compensation committee determines in connection with an approved transaction that the vesting and exercisability of awards will not accelerate because action has been taken to provide for a substantially equivalent substitute award. At the time an award is granted, the compensation committee will determine, and the relevant agreement will provide for, any vesting or early termination, upon a holder’s termination of employment or service with our company, of any unvested options, SARs, RSUs or restricted shares and the period during which any vested options and SARs must be exercised. Generally, if a holder’s employment or service terminates prior to an option or SAR becoming exercisable or being exercised in full, or during the restriction period with respect to any restricted shares or RSUs, such options and SARs will become exercisable, and the restrictions on restricted shares and RSUs will lapse and become vested only to the extent provided in the applicable award agreement; provided, however, that unless otherwise provided in the relevant agreement, (1) no option or SAR may be exercised after its scheduled expiration date (however, if the term of an option or SAR expires when trading in our common stock is prohibited by law or our company’s insider trading policy, then the term of such option or SAR shall expire on the 30th day after the expiration of such prohibition), (2) if the holder’s service terminates by reason of death or disability (as defined in the 2019 incentive plan), his or her options or SARs shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration date) and (3) any termination of the holder’s service for “cause” (as defined in the 2019 incentive plan) will result in the immediate termination of all options and SARs and the forfeiture of all rights to any restricted shares, RSUs, retained distributions, unpaid dividend equivalents and related cash amounts held by such terminated holder. If a holder’s employment or service terminates due to death or disability, options and SARs will become immediately exercisable, and the restrictions on restricted shares and RSUs will lapse and become fully vested, unless individual agreements state otherwise. The effect on a cash award of the termination of a holder’s employment or service for any reason, other than for “cause” (as defined in the 2019 incentive plan), will be stated in the individual agreement.
Adjustments. The number and kind of shares of our common stock that may be awarded or otherwise made subject to awards under the 2019 incentive plan, the number and kind of shares of our common stock covered by outstanding awards and the purchase or exercise price and any relevant appreciation base with respect to any of the foregoing will be subject to appropriate adjustment as the compensation committee deems equitable, in its sole discretion, in the event (1) we subdivide the outstanding shares of any series of our common stock into a greater number of shares of such series of common stock, (2) we combine the outstanding shares of any series of our common stock into a smaller number of shares of such series of common stock or (3) there is a stock dividend,
18 | Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement

PROPOSAL 3—THE INCENTIVE PLAN PROPOSAL
extraordinary cash dividend, reclassification, recapitalization, reorganization, stock redemption, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase any series of our common stock, or any other similar corporate event (including mergers or consolidations, other than approved transactions (as defined in the 2019 incentive plan) for which other provisions are made pursuant to the 2019 incentive plan). In addition, in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the compensation committee has the discretion to (i) provide, prior to the transaction, for the acceleration of vesting and exercisability, or lapse of restrictions, with respect to the awards, or in the case of a cash merger, termination of unexercised awards, or (ii) cancel such awards and deliver cash to holders based on the fair market value of such awards as determined by the compensation committee, in a manner that is in compliance with the requirements of Section 409A of the Code. If the purchase price of options or the base price of SARs, as applicable, is greater than the fair market value of such options or SARs, the options or SARs may be canceled for no consideration.
Amendment and Termination. The 2019 incentive plan will terminate on the fifth anniversary of the plan’s effective date (which is expected to be May 23, 2019, assuming that the 2019 incentive plan is approved by our stockholders) unless earlier terminated by the compensation committee. The compensation committee may suspend, discontinue, modify or amend the 2019 incentive plan at any time prior to its termination, except that outstanding awards may not be amended to reduce the purchase or base price of outstanding options or SARs. However, before an amendment may be made that would adversely affect a participant who has already been granted an award, the participant’s consent must be obtained.
U.S. Federal Income Tax Consequences of Awards Granted Under the 2019 Incentive Plan
The following is a summary of the U.S. federal income tax consequences that generally will arise with respect to awards granted under the 2019 incentive plan and with respect to the sale of any shares of our common stock acquired under the 2019 incentive plan. This general summary does not purport to be complete, does not describe any state, local or non-U.S. tax consequences, and does not address issues related to the tax circumstances of any particular recipient of an award under the 2019 incentive plan.
Non-Qualified Stock Options; SARs. Holders will not recognize taxable income upon the grant of a non-qualified stock option or a SAR. Upon the exercise of a non-qualified stock option or a SAR, the holder will recognize ordinary income (subject to withholding, if applicable) in an amount equal to the excess of  (1) the fair market value on the date of exercise of the shares received over (2) the exercise price or base price (if any) he or she paid for the shares. The holder will generally have a tax basis in any shares of our common stock received pursuant to the exercise of a SAR, or pursuant to the cash exercise of a non-qualified stock option, that equals the fair market value of such shares on the date of exercise. The disposition of the shares of our common stock acquired upon exercise of a non-qualified stock option will ordinarily result in capital gain or loss. We are entitled to a deduction in an amount equal to the income recognized by the holder upon the exercise of a non-qualified stock option or SAR.
Cash Awards; RSUs; Restricted Shares. A holder will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time such cash is otherwise made available for the holder to draw upon it, and we will have a corresponding deduction for federal income tax purposes, subject to certain limits on deductibility discussed below. A holder will not have taxable income upon the grant of a RSU but rather will generally recognize ordinary compensation income at the time the award is settled in an amount equal to the fair market value of the shares received, at which time we will have a corresponding deduction for federal income tax purposes, subject to certain limits on deductibility discussed below.
Generally, a holder will not recognize taxable income upon the grant of restricted shares, and we will not be entitled to any federal income tax deduction upon the grant of such award. The value of the restricted shares will generally be taxable to the holder as compensation income in the year or years in which the restrictions on the shares of common stock lapse. Such value will equal the fair market value of the shares on the date or dates the restrictions terminate. A holder, however, may elect pursuant to Section 83(b) of the Code to treat the fair market value of the shares subject to the restricted share award on the date of such grant as compensation income in the year of the grant of the restricted share award. The holder must make such an election pursuant to Section 83(b) of the Code within 30 days after the date of grant. If such an election is made and the holder later forfeits the restricted shares to us, the holder will not be allowed to deduct, at a later date, the amount such holder had earlier included as compensation income. In any case, we will receive a deduction for federal income tax purposes corresponding in amount to the amount of compensation included in the holder’s income in the year in which that amount is so included, subject to certain limits on deductibility discussed below.
Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement | 19

A holder who is an employee will be subject to withholding for federal, and generally for state and local, income taxes at the time the holder recognizes income under the rules described above with respect to the cash or the shares of our common stock received pursuant to awards. Dividends that are received by a holder prior to the time that the restricted shares are taxed to the holder under the rules described in the preceding paragraph are taxed as additional compensation, not as dividend income. The tax basis of a holder in the shares of our common stock received will equal the amount recognized by the holder as compensation income under the rules described in the preceding paragraph, and the holder’s holding period in such shares will commence on the date income is so recognized.
Certain Tax Code Limitations on Deductibility. In order for us to deduct the amounts described above, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability to obtain a deduction for awards under the 2019 incentive plan could also be limited by Section 280G of the Code, which provides that certain excess parachute payments made in connection with a change in control of an employer are not deductible. The ability to obtain a deduction for amounts paid under the 2019 incentive plan could also be affected by Section 162(m) of the Code, which limits the deductibility, for U.S. federal income tax purposes, of compensation paid to certain employees to $1 million during any taxable year. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, the executives potentially affected by the limitations of Section 162(m) of the Code have been expanded and there is no longer any exception for qualified performance-based compensation. The transition rules in effect for binding contracts in effect on November 2, 2017 provides that performance-based awards will maintain their exemption from the $1 million annual deduction limitation for so long as such contracts are not materially modified, even though the compensation deduction for such awards would not occur until after 2017. However, portions of the compensation we pay to the named executive officers may not be deductible due to the application of Section 162(m) of the Code. Our compensation committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the named executive officers is not material relative to the benefit of being able to attract and retain talented management.
Code Section 409A. Section 409A of the Code generally provides that any deferred compensation arrangement must satisfy specific requirements, both in operation and in form, regarding (1) the timing of payment, (2) the advance election of deferrals, and (3) restrictions on the acceleration of payment. Failure to comply with Section 409A of the Code may result in the early taxation (plus interest) to the participant of deferred compensation and the imposition of a 20% penalty on the participant on such deferred amounts included in the participant’s income. We intend to structure awards under the 2019 incentive plan in a manner that is designed to be exempt from or comply with Section 409A of the Code.
New Plan Benefits
Due to the nature of the 2019 incentive plan and the discretionary authority afforded the compensation committee in connection with the administration thereof, we cannot determine or predict the value, number or type of awards to be granted pursuant to the 2019 incentive plan.
Prior to the date of this proxy statement, we have not granted any awards under the 2019 incentive plan with respect to shares of our common stock.
Vote and Recommendation
The affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the 2019 incentive plan proposal.
Our board of directors unanimously recommends a vote “FOR” the approval of the Liberty TripAdvisor Holdings, Inc. 2019 Omnibus Incentive Plan.
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MANAGEMENT AND GOVERNANCE MATTERS
Executive Officers
The following lists the executive officers of our company (other than Gregory B. Maffei, our Chairman of the Board, President and Chief Executive Officer, and Albert E. Rosenthaler, Chief Corporate Development Officer of our company, each of whom also serve as directors of our company and who are listed under “Proposals of Our Board—Proposal 1—The Election of Directors Proposal”), their ages and a description of their business experience, including positions held with our company.
Name	Positions
Richard N. Baer Age: 62	Mr. Baer has served as Chief Legal Officer of our company, Liberty Media, Qurate Retail and Liberty Broadband since January 2016, Liberty Expedia since March 2016 and GCI Liberty since March 2018. He previously served as a Senior Vice President and General Counsel of our company from July 2013 to December 2015, Qurate Retail and Liberty Media from January 2013 to December 2015 and Liberty Broadband from June 2014 to December 2015. Previously, Mr. Baer served as Executive Vice President and Chief Legal Officer of UnitedHealth Group Incorporated from May 2011 to December 2012. He served as Executive Vice President and General Counsel of Qwest Communications International Inc. from December 2002 to April 2011 and Chief Administrative Officer from August 2008 to April 2011.
Brian J. Wendling Age: 46	Mr. Wendling has served as a Senior Vice President and Chief Financial Officer of our company since January 2016. He previously served as Vice President and Controller of our company from August 2014 to December 2015. He also has served as Senior Vice President and Controller of Liberty Media, Qurate Retail and Liberty Broadband since January 2016 and GCI Liberty since March 2018 and Senior Vice President of Liberty Expedia since March 2016. He previously served as Vice President and Controller of Liberty Media (including its predecessor) from November 2011 to December 2015, Qurate Retail from November 2011 to December 2015 and Liberty Broadband from October 2014 to December 2015. Prior thereto, Mr. Wendling held various positions with Liberty Media and Qurate Retail and their predecessors since 1999.
Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office. There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption.
During the past ten years, none of our directors or executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his ability or integrity.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the Exchange Act), requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16 forms they file.
Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments to those forms furnished to us during our most recent fiscal year and written representations made to us by our executive officers and directors, we believe that, during the year ended December 31, 2018, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were met.
Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement | 21

Code of Ethics
We have adopted a code of business conduct and ethics that applies to all of our employees, directors and officers, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at www.libertytripadvisorholdings.com.
Director Independence
It is our policy that a majority of the members of our board of directors be independent of our management. For a director to be deemed independent, our board of directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our board of directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our board of directors follows Nasdaq’s corporate governance rules on the criteria for director independence.
Our board of directors has determined that each of Michael J. Malone, Chris Mueller, Larry E. Romrell and J. David Wargo qualifies as an independent director of our company.
Board Composition
As described above under “Proposals of Our Board—Proposal 1—The Election of Directors Proposal,” our board is comprised of directors with a broad range of backgrounds and skill sets, including in media and telecommunications, technology, venture capital, private equity, real estate finance, auditing and financial engineering. For more information on our policies with respect to board candidates, see “—Committees of the Board of Directors—Nominating and Corporate Governance Committee” below.
Board Leadership Structure
Gregory B. Maffei currently serves as our Chairman of the Board, President and Chief Executive Officer (principal executive officer) and is responsible for identifying and implementing strategic initiatives as well as providing executive leadership. Our board believes that our President and Chief Executive Officer is best suited to serve as Chairman of the Board because he is the director most familiar with our company’s business and industry, and most capable of effectively identifying strategic priorities for our company, leading the board in discussions regarding our business and strategic direction, and focusing the board on execution of strategy. Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside our company and industry, while our President and Chief Executive Officer brings significant financial and operational experience based on his past and present senior policy making positions as a director and/or executive officer at our company and other large public companies. Our board believes that the combined role of Chairman of the Board and President and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the board. In light of the active involvement by our independent directors, our board has not named a lead independent director.
Board Role in Risk Oversight
The board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant board committees. Our audit committee oversees management of financial risks and risks relating to potential conflicts of interest. Our compensation committee oversees the management of risks relating to our compensation arrangements with senior officers. Our nominating and corporate governance committee oversees risks associated with the independence of the board. These committees then provide reports periodically to the full board. The oversight responsibility of the board and its committees is enabled by management reporting processes that are designed to provide visibility to the board about the identification, assessment and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession and compensation, legal and compliance, and other risks. Our management reporting processes include regular reports from Mr. Maffei, which are prepared with input from our senior management team, and also include input from our Internal Audit group.
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MANAGEMENT AND GOVERNANCE MATTERS
Committees of the Board of Directors
Executive Committee
Our board of directors has established an executive committee, whose members are Gregory B. Maffei, Chris Mueller and Albert E. Rosenthaler. Except as specifically prohibited by the General Corporation Law of the State of Delaware, the executive committee may exercise all the powers and authority of our board of directors in the management of our business and affairs, including the power and authority to authorize the issuance of shares of our capital stock.
Compensation Committee
Our board of directors has established a compensation committee, whose chairman is Larry E. Romrell and whose other members are Michael J. Malone and J. David Wargo. See “—Director Independence” above.
In August 2014, the spin-off of our company (formerly a wholly-owned subsidiary of Qurate Retail) from Qurate Retail was completed (the Spin-Off). In connection with the Spin-Off, we entered into a Services Agreement, dated August 27, 2014, with Liberty Media (the services agreement), pursuant to which Liberty Media provides us with administrative, executive and management services. The compensation committee evaluates the services fee under the services agreement on at least an annual basis. In addition, the compensation committee may approve incentive awards or other forms of compensation to employees of Liberty Media who are providing services to our company, which employees include our executive officers. However, the compensation committee determined not to grant such compensation for 2018.
If we engage a chief executive officer, chief financial officer, chief legal officer, chief tax officer or chief corporate development officer to perform services for our company outside the services agreement, the compensation committee will review and approve corporate goals and objectives relevant to the compensation of any such person. The compensation committee also oversees the compensation of the chief executive officers of our non-public operating subsidiaries. For a description of our current processes and policies for consideration and determination of executive compensation, including the role of our Chief Executive Officer in determining or recommending amounts and/or forms of compensation, see “Executive Compensation—Compensation Discussion and Analysis.”
Our board of directors has adopted a written charter for the compensation committee, which is available on our website at www.libertytripadvisorholdings.com.
Compensation Committee Report
The compensation committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” below. Based on such review and discussions, the compensation committee recommended to our board of directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Members of the Compensation Committee

Larry E. Romrell
Michael J. Malone
J. David Wargo
Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement | 23

Compensation Committee Interlocks and Insider Participation
No member of our compensation committee during 2018 is or has been an officer or employee of our company, or has engaged in any related party transaction in which our company was a participant.
Nominating and Corporate Governance Committee
Our board of directors has established a nominating and corporate governance committee, whose chairman is J. David Wargo and whose other members are Michael J. Malone and Larry E. Romrell. See “—Director Independence” above.
The nominating and corporate governance committee identifies individuals qualified to become board members consistent with criteria established or approved by our board of directors from time to time, identifies director nominees for upcoming annual meetings, develops corporate governance guidelines applicable to our company and oversees the evaluation of our board and management.
The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, Liberty TripAdvisor Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under “Stockholder Proposals” below, and contain the following information:
•
the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number of shares of our common stock owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

•
the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

•
a statement detailing any relationship, arrangement or understanding between the proposing stockholder and/or beneficial owner(s), if different, and any other person(s) (including their names) under which the proposing stockholder is making the nomination and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a Proposing Person);

•
a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our board of directors;

•
any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

•
a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

•
a representation by each Proposing Person who is a holder of record of our common stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held by any beneficial owner along with evidence of such beneficial ownership and that such holder of record is entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

•
a written consent of the candidate to be named in the proxy statement and to serve as a director, if nominated and elected;

•
a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration); and

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MANAGEMENT AND GOVERNANCE MATTERS
•
a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last six months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person.

In connection with its evaluation, the nominating and corporate governance committee may request additional information from the proposing stockholder and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors.
To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. However, the nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:
•
independence from management;

•
his or her unique background, including education, professional experience and relevant skill sets;

•
judgment, skill, integrity and reputation;

•
existing commitments to other businesses as a director, executive or owner;

•
personal conflicts of interest, if any; and

•
the size and composition of the existing board of directors, including whether the potential director nominee would positively impact the composition of the board by bringing a new perspective or viewpoint to the board of directors.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The nominating and corporate governance committee does not have a formal policy with respect to diversity; however, our board and the nominating and corporate governance committee believe that it is important that our board members represent diverse viewpoints.
When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our board of directors, it may recommend to the full board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the board of directors and its committees and the director’s formal and informal contributions to the various activities conducted by the board and the board committees of which such individual is a member.
The members of our nominating and corporate governance committee have determined that Messrs. Romrell and Wargo, who are nominated for election at the annual meeting, continue to be qualified to serve as directors of our company and such nomination was approved by the entire board of directors.
Our board of directors has adopted a written charter for the nominating and corporate governance committee. Our board of directors has also adopted corporate governance guidelines, which were developed by the nominating and corporate governance committee. The charter and the corporate governance guidelines are available on our website at www.libertytripadvisorholdings.com.
Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement | 25

Audit Committee
Our board of directors has established an audit committee, whose chairman is Chris Mueller and whose other members are Michael J. Malone and J. David Wargo. See “—Director Independence” above.
Our board of directors has determined that Mr. Mueller is our company’s “audit committee financial expert” under applicable SEC rules and regulations. The audit committee reviews and monitors the corporate financial reporting and the internal and external audits of our company. The committee’s functions include, among other things:
•
appointing or replacing our independent auditors;

•
reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

•
reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

•
reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

•
reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

•
confirming compliance with applicable SEC and stock exchange rules; and

•
preparing a report for our annual proxy statement.

Our board of directors has adopted a written charter for the audit committee, which is available on our website at www.libertytripadvisorholdings.com.
Audit Committee Report
Each member of the audit committee is an independent director as determined by our board of directors, based on the listing standards of Nasdaq. Each member of the audit committee also satisfies the SEC’s independence requirements for members of audit committees. Our board of directors has determined that Mr. Mueller is an “audit committee financial expert” under applicable SEC rules and regulations.
The audit committee reviews our financial reporting process on behalf of our board of directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expresses its opinion as to the effectiveness of our internal control over financial reporting.
Our audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements, as well as management’s assessment of the effectiveness of our internal control over financial reporting and KPMG LLP’s evaluation of the effectiveness of our internal control over financial reporting. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG LLP has provided our audit committee with the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP that firm’s independence from the company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, our audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018 (the 2018 Form 10-K), which was filed on February 22, 2019 with the SEC.
Submitted by the Members of the Audit Committee

Chris Mueller
Michael J. Malone
J. David Wargo
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MANAGEMENT AND GOVERNANCE MATTERS
Other
Our board of directors, by resolution, may from time to time establish other committees of our board of directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our board of directors, subject to applicable law.
Board Meetings
During 2018, there were four meetings of our full board of directors, no meetings of our executive committee, three meetings of our compensation committee, one meeting of our nominating and corporate governance committee and five meetings of our audit committee.
Director Attendance at Annual Meetings
Our board of directors encourages all members of the board to attend the 2019 annual meeting of our stockholders and to attend future annual meetings of our stockholders. Three of our six directors attended our 2018 annual meeting of stockholders.
Stockholder Communication with Directors
Our stockholders may send communications to our board of directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o Liberty TripAdvisor Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely basis.
Executive Sessions
In 2018, the independent directors of our company, then serving, met at two executive sessions without management participation.
Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of Liberty TripAdvisor Holdings, Inc., c/o Liberty TripAdvisor Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are Michael J. Malone, Chris Mueller, Larry E. Romrell and J. David Wargo.
Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement | 27

EXECUTIVE COMPENSATION
This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to the following persons (who we collectively refer to as our named executive officers):
•
Gregory B. Maffei, our Chairman of the Board, President and Chief Executive Officer; and

•
Brian J. Wendling, our Senior Vice President and Chief Financial Officer.

Pursuant to the services agreement (as described below), employees of Liberty Media perform management services for our company for a monthly fee payable to Liberty Media, which is reviewed quarterly by the audit committees of our company and Liberty Media. As described above, our executive officers are comprised of Messrs. Maffei, Baer, Rosenthaler and Wendling, each of whom is an employee of Liberty Media and provides executive services to our company under the services agreement. Our executive officers are not separately compensated by our company other than with respect to any equity awards relating to our common stock that our compensation committee may determine to grant. Our named executive officers did not receive any equity awards relating to our common stock in 2018. Because we did not pay any cash compensation or grant any equity awards to Messrs. Baer and Rosenthaler with respect to 2018, Messrs. Baer and Rosenthaler are not considered “named executive officers” of our company for purposes of the Exchange Act and the rules adopted by the SEC.
Compensation Discussion and Analysis
Compensation Overview
Services Agreement
In connection with the Spin-Off, we entered into the services agreement with Liberty Media in August 2014, pursuant to which Liberty Media provides to our company certain administrative and management services, and we pay Liberty Media a monthly management fee, the amount of which is subject to semi-annual review (and at least an annual review by our compensation committee). As a result, employees, including our named executive officers, who provide services to our company pursuant to the services agreement are not separately compensated by our company other than with respect to equity awards with respect to our common stock. See “—Changes for 2019” below for information concerning equity awards that were granted to our named executive officers in 2019.
For the year ended December 31, 2018, we accrued management fees payable to Liberty Media under the services agreement of  $3.2 million.
Role of Chief Executive Officer in Compensation Decisions; Setting Executive Compensation
Mr. Maffei did not have any role in making compensation decisions for the year ended December 31, 2018.
As a result of the management fee paid to Liberty Media, the compensation committee does not expect to provide any cash compensation to the executive officers, rather it may determine to compensate the executive officers with equity incentive compensation. Prospectively, Mr. Maffei may make recommendations with respect to any equity compensation to be awarded to our executive officers. It is expected that our Chief Executive Officer, in making any related recommendations to our compensation committee, will evaluate the performance and contributions of each of our executive officers, given his respective area of responsibility, and, in doing so, will consider various qualitative factors such as:
•
the executive officer’s experience and overall effectiveness;

•
the executive officer’s performance;

•
the responsibilities of the executive officer, including any changes to those responsibilities over the year; and

•
the executive officer’s demonstrated leadership and management ability.

At the 2018 annual stockholder meeting, stockholders representing a majority of the aggregate voting power of Liberty TripAdvisor present and entitled to vote on its say-on-pay proposal voted in favor of, on an advisory basis, Liberty TripAdvisor’s executive compensation, as disclosed in our proxy statement for the 2018 annual meeting of stockholders. No material changes were implemented to our executive compensation program as a result of this vote. In addition, at the 2015 annual meeting of stockholders, stockholders elected to hold a say-on-pay vote every three years.
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EXECUTIVE COMPENSATION
Equity Incentive Compensation
None of our executive officers, including our named executive officers, received any equity incentive compensation from our company during 2018. The equity awards held by our named executive officers and reported below in “—Outstanding Equity Awards at Fiscal Year-End” (other than the stock options granted to Mr. Maffei in 2014 after the Spin-Off) were issued as a result of the anti-dilution adjustments applied to their outstanding equity awards relating to Qurate Retail’s former Liberty Ventures common stock at the time of the completion of the Spin-Off, including their outstanding multi-year grants described below.
Consistent with our compensation philosophy, our compensation committee believes in aligning the interests of the named executive officers with those of our stockholders. This will ensure that our executives have a continuing stake in our long-term success. In furtherance of this philosophy, in 2019, our compensation committee granted stock options to Mr. Maffei and RSUs to Messrs. Maffei, Baer, Rosenthaler and Wendling, which are described in “—Changes for 2019” below.
The Liberty TripAdvisor Holdings, Inc. 2014 Omnibus Incentive Plan (Amended and Restated as of March 11, 2015), as amended (the 2014 incentive plan), provides for the grant of a variety of incentive awards, including stock options, restricted shares, RSUs, SARs and performance awards. Our compensation committee has a preference for grants of stock options and awards of restricted stock or RSUs (as compared with other types of available awards under the 2014 incentive plan) based on the belief that they better promote retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our compensation committee that stock options be awarded with an exercise price equal to fair market value on the date of grant, typically measured by reference to the closing price on the grant date.
Prior to the Spin-Off, the Qurate Retail compensation committee (and prior to September 2011 when Liberty Media’s former parent company was split off from its former parent company, Qurate Retail, the Qurate Retail compensation committee) determined to make larger grants (equaling approximately four to five years’ value of the annual grants made in years prior to 2009) that vest between four and five years after grant, rather than making annual grants over the same period. These multi-year stock option grants provide for back-end weighted vesting and generally expire seven to ten years after grant to encourage executives to remain with the company over the long-term and to better align their interests with those of the stockholders. In that regard, multi-year awards were granted to our executive officers prior to 2014, including to our named executive officers, and, accordingly, the multi-year awards were adjusted in connection with the Spin-Off pursuant to the anti-dilution provisions of the incentive plans under which they were granted.
Changes for 2019
As discussed above, our executive officers perform management services for our company pursuant to the services agreement, and since the Spin-Off in 2014, we have not separately compensated our executive officers for these services, other than to grant a stock option award to Mr. Maffei in 2014. In addition, Liberty TripAdvisor has not incurred any of the costs of the equity awards granted by Liberty Media to its executive officers who provide services to our company. Following a review of this practice, our compensation committee determined to grant the equity awards to Messrs. Maffei, Baer, Rosenthaler and Wendling described below after considering the Liberty Media compensation committee’s request that our company grant a proportionate share of the aggregate equity grant value given to each named executive officer each year for their service to our company and each of Liberty Media, Qurate Retail, Liberty Broadband and GCI Liberty. The proportionate share for each company was determined based 50% on relative market capitalization and 50% on relative time spent by Liberty Media employees on services for our company.
In March 2019, our compensation committee granted 26,557 options to purchase LTRPB shares to Mr. Maffei, which vest on December 31, 2019, and expire on March 6, 2026, and RSUs with respect to 35,253 LTRPB shares to Mr. Maffei, 4,407 LTRPA shares to Mr. Baer, 3,290 LTRPA shares to Mr. Rosenthaler and 1,442 LTRPA shares to Mr. Wendling (collectively, the 2019 RSUs). Our CEO will determine the extent to which the 2019 RSUs will vest for Messrs. Baer, Rosenthaler and Wendling and recommend such payout to our compensation committee. Our compensation committee will also consult with the Liberty Media compensation committee regarding Mr. Maffei’s performance and vesting of his 2019 RSUs. However, notwithstanding this joint effort, our compensation committee retains sole discretion with respect to approving the extent to which the named executive officers’ 2019 RSUs will vest.
Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement | 29

Policy on Restatements
In those instances where we grant equity-based incentive compensation, we expect to include in the related agreement with the executive a right, in favor of our company, to require the executive to repay or return to the company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or stock appreciation rights). That right will arise if  (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our compensation committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our compensation committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of our common stock was affected by the errors giving rise to the restatement. The cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement. The compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation.
30 | Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement

EXECUTIVE COMPENSATION
Summary Compensation Table
Name and Principal Position (as of 12/31/18)	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Gregory B. Maffei Chairman of the Board, President and Chief Executive Officer	2018	—	—	—	—	—	—	—	—
	2017	—	—	—	—	—	—	—	—
	2016	—	—	—		—	—	—	—
Brian J. Wendling Senior Vice President and Chief Financial Officer	2018	—	—	—	—	—	—	—	—
	2017	—	—	—	—	—	—	—	—
	2016	—	—	—	—	—	—	—	—
Executive Compensation Arrangements
Gregory B. Maffei
Option Grant
On December 21, 2014, Mr. Maffei received a one-time grant of 1,797,107 options to purchase shares of LTRPB at an exercise price of  $27.83 per share (the 2014 Options). One-half of the 2014 Options vested on the fourth anniversary of the grant date with the remaining 2014 Options vesting on the fifth anniversary of the grant date, in each case, subject to Mr. Maffei being employed on the applicable vesting date. The 2014 Options have a term of ten years. Pursuant to the services agreement, as an employee of Liberty Media, Mr. Maffei provides services to our company and is not separately compensated by our company other than with respect to equity awards with respect to our common stock.
Upon a “change in control” (as defined in the award agreement relating to the 2014 Options) prior to Mr. Maffei’s termination or in the event of Mr. Maffei’s termination for death or disability, all of his unvested 2014 Options will become exercisable. If Mr. Maffei is terminated by our company for “cause” (as such term is defined in the award agreement relating to the 2014 Options), all of his unvested 2014 Options will terminate if there has not been a prior change in control. If Mr. Maffei is terminated by our company without “cause” or if he terminates his employment for “good reason” (as such term is defined in the award agreement relating to the 2014 Options), then each unvested tranche of 2014 Options will vest pro rata based on the number of days in the vesting period for such tranche elapsed since the grant date plus 548 calendar days; however, in the event (i) all members of the “Malone Group” (as such term is defined in the award agreement relating to the 2014 Options) cease to beneficially own our company’s securities representing at least 20% of our voting power, (ii) within 90 to 210 days of clause (i) Mr. Maffei’s employment is terminated by our company without cause or by Mr. Maffei for good reason and (iii) at the time of clause (i) Mr. Maffei does not beneficially own our company’s securities representing at least 20% of our voting power, then all unvested 2014 Options will vest in full as of the date of Mr. Maffei’s termination. In no event will the vesting of the 2014 Options accelerate upon Mr. Maffei’s voluntary termination of his employment with our company without good reason. In addition, in no event will the vesting of the 2014 Options accelerate upon termination of Mr. Maffei’s employment for any reason with Liberty Media. In the event of a change in control prior to Mr. Maffei’s termination, all of the 2014 Options will remain exercisable until the end of the term. If Mr. Maffei is terminated for cause prior to December 31, 2019 (without a prior change in control occurring), then all vested 2014 Options will expire on the 90th day following such termination. In all other events of termination or if Mr. Maffei has not been terminated prior to December 31, 2019, all vested 2014 Options will expire at the end of the term. For information about equity awards granted to Mr. Maffei during 2019, see “—Compensation Discussion and Analysis—Compensation Overview—Changes for 2019.”
Equity Incentive Plans
The 2014 incentive plan is designed to provide additional remuneration to officers, employees, nonemployee directors and independent contractors for service to our company and to encourage those persons’ investment in our company. Non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing may be granted under the 2014 incentive plan (collectively, as used in this description of the 2014 incentive plan, awards). The maximum number of shares of our common stock with
Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement | 31

respect to which awards may be granted is 6,700,000, subject to anti-dilution and other adjustment provisions of the 2014 incentive plan. With limited exceptions, under the 2014 incentive plan, no person may be granted in any calendar year awards covering more than 2,000,000 shares of our common stock, subject to anti-dilution and other adjustment provisions of the 2014 incentive plan. In addition, no person may receive payment for cash awards during any calendar year in excess of  $10 million and no nonemployee director may be granted during any calendar year awards having a value (as determined on the grant date of such award) in excess of  $3 million. Shares of our common stock issuable pursuant to awards will be made available from either authorized but unissued shares or shares that have been issued but reacquired by our company. The 2014 incentive plan is administered by the compensation committee with regard to all awards granted under the 2014 incentive plan (other than awards granted to the nonemployee directors), and the compensation committee has full power and authority to determine the terms and conditions of such awards. The 2014 incentive plan is administered by the full board of directors with regard to all awards granted under the 2014 incentive plan to nonemployee directors, and the full board of directors has full power and authority to determine the terms and conditions of such awards. If the 2019 incentive plan is approved, it will be the only incentive plan under which awards will be made, and no additional awards will be made under the 2014 incentive plan.
In connection with the Spin-Off, new equity incentive awards with respect to our common stock (new Liberty TripAdvisor awards) were issued in connection with adjustments made to outstanding equity incentive awards with respect to shares of Qurate Retail’s former Liberty Ventures common stock which had been granted to various directors, officers and employees and consultants of Qurate Retail and certain of its subsidiaries pursuant to the various stock incentive plans administered by the Qurate Retail board of directors or the compensation committee thereof. These new Liberty TripAdvisor awards were issued pursuant to the Liberty TripAdvisor Holdings, Inc. Transitional Stock Adjustment Plan (the transitional plan), which governs the terms and conditions of the new Liberty TripAdvisor awards but cannot be used to make any additional grants following the Spin-Off.
Pay Ratio Information
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. Maffei, our chief executive officer on December 31, 2018, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K. We believe our pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules. However, because these rules provide flexibility in determining the methodology, assumptions and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, our pay ratio may not be comparable to the pay ratios reported by other companies.
To identify our median employee, we first determined our employee population as of December 31, 2018, which consisted of employees located in the U.S., Europe and throughout the rest of the world, representing all full-time, part-time, seasonal and temporary employees, including hourly employees, employed by our company and our consolidated subsidiary, TripAdvisor, on that date. Using information from our payroll records, we then measured each employee’s annual total compensation for calendar year 2018, consisting of base salary, short-term bonus at target and long-term equity incentive award at target. TripAdvisor annualized the compensation of approximately 730 full-time and part-time employees who were hired in 2018 but who did not work for the entire year. The earnings of TripAdvisor’s employees outside the U.S. were converted to U.S. dollars using the currency exchange rates used for TripAdvisor’s organizational planning purposes, which consider historic and forecasted rates as well as other factors. We did not make any cost-of-living or full-time equivalent adjustments.
Once we identified our median employee, we then determined that employee’s total compensation, including any perquisites and other benefits, in the same manner that we determined the total compensation of our named executive officers for purposes of the Summary Compensation Table above. The ratio of our chief executive officer’s total annual compensation to that of the median employee was as follows:
Chief Executive Officer Total Annual Compensation	$0
Median Employee Total Annual Compensation	$102,763
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	0:1
32 | Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement

EXECUTIVE COMPENSATION
Grants of Plan-Based Awards
No plan-based incentive awards were granted during the year ended December 31, 2018 to the named executive officers.
Outstanding Equity Awards at Fiscal Year-End
The following table contains information regarding unexercised options that were outstanding as of December 31, 2018 and held by the named executive officers. Messrs. Maffei and Wendling did not have any unvested stock awards as of December 31, 2018.
	Option awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Option exercise price ($)	Option expiration date
Gregory B. Maffei
Option Awards
LTRPB	898,553	898,554(1)	27.83	12/21/2024
Brian J. Wendling
Option Awards
LTRPA	16,303	—	14.11	3/19/2020
(1)
Vests on December 21, 2019.

Option Exercises and Stock Vested
Our named executive officers did not exercise any options to purchase shares of our common stock during 2018. In addition, none of our named executive officers held stock awards relating to our common stock that vested during 2018.
Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement | 33

Potential Payments Upon Termination or Change-in-Control
The following table sets forth the potential payments to our named executive officers if their employment with our company had terminated or a change in control had occurred, in each case, as of December 31, 2018, which was the last business day of our last completed fiscal year. In the event of such a termination or change in control, the actual amounts may be different due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.
The amounts provided in the tables are based on the closing market prices on December 31, 2018 for our Series A common stock and Series B common stock, which were $15.89 and $18.93, respectively. Because the exercise price of the 2014 Options was more than the closing market price of LTRPB shares on December 31, 2018, Mr. Maffei’s 2014 Options have been excluded from the table below.
The circumstances giving rise to these potential payments and a brief summary of the provisions governing their payout are described below and in the footnotes to the table (other than those described under “—Executive Compensation Arrangements,” which are incorporated by reference herein):
Voluntary Termination
Each of the named executive officers holds equity awards that were issued under the transitional plan, and Mr. Maffei holds the 2014 Options which were issued under the 2014 incentive plan. Under these plans and the related award agreements, in the event of a voluntary termination of his employment with our company for any reason, each named executive officer would only have a right to the equity grants that vested prior to his termination date. Mr. Maffei and Mr. Wendling are not entitled to any severance payments or other benefits upon a voluntary termination of his respective employment for any reason. The foregoing discussion assumes that the named executive officers voluntarily terminated his respective employment without good reason. See “—Termination Without Cause or for Good Reason” below for a discussion of potential payments and benefits upon a named executive officer’s voluntary termination of his employment for good reason.
Termination for Cause
All outstanding equity grants constituting options, whether unvested or vested but not yet exercised, under the existing incentive plans would be forfeited by any named executive officer (other than Mr. Maffei in the case of equity grants constituting vested options or similar rights) who is terminated for “cause.” Unless there is a different definition in the applicable award agreement, both the transitional plan (which governs the awards other than the 2014 Options) and the 2014 incentive plan define “cause” as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform his duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), “cause” means a felony conviction for fraud, misappropriation or embezzlement. With respect to Mr. Maffei’s equity grants, including the 2014 Options, “cause,” as defined in the applicable award agreement, means (i) Mr. Maffei’s willful failure to follow the lawful instructions of the board of directors of our company; (ii) the commission by Mr. Maffei of any fraud, misappropriation or misconduct that causes demonstrable material injury to our company or its subsidiaries; (iii) Mr. Maffei’s conviction of, or plea of guilty or nolo contendere to, a felony; or (iv) Mr. Maffei’s failure to comply in any material respect with any written agreement between him and our company or any of our subsidiaries if such failure causes demonstrable material injury to our company or any of our subsidiaries, except that Mr. Maffei is entitled to certain procedural and cure rights relating to a termination for cause, except in the case of a termination for cause based on a felony conviction. Mr. Maffei has certain continuing rights under his award agreements, including for his 2014 Options, to exercise vested options following a termination for “cause.” See “—Executive Compensation Arrangements.”
Termination Without Cause or for Good Reason
Pursuant to the award agreement for the 2014 Options, Mr. Maffei’s 2014 Options are subject to acceleration upon a termination of his employment without cause or for good reason. See “—Executive Compensation Arrangements—Gregory B. Maffei” above for additional entitlements. Mr. Maffei is not entitled to any severance pay or other benefits upon a termination without cause or for good reason.
34 | Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement

Mr. Wendling does not have any unvested equity awards, and he is not entitled to any severance pay or other benefits upon a termination without cause.
Death
In the event of death of any of the named executive officers, the incentive plans and applicable award agreements provide for vesting in full of any outstanding options. See “Executive Compensation Arrangements” above. None of the named executive officers is entitled to any severance pay or other benefits upon a termination due to death.
Disability
If the employment of any of the named executive officers is terminated due to disability, which is defined in the incentive plans or applicable award agreements, such plans or agreements provide for vesting in full of any outstanding options. See “Executive Compensation Arrangements” above. None of the named executive officers is entitled to any severance pay or other benefits upon a termination due to disability.
Change in Control
In case of a change in control, the incentive plans provide for vesting in full of any outstanding options held by the named executive officers. A change in control is generally defined as:
•
The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of our company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our board of directors.

•
The individuals constituting our board of directors over any two consecutive years cease to constitute at least a majority of the board, subject to certain exceptions that permit the board to approve new members by approval of at least two-thirds of the remaining directors.

•
Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of our company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of the company or the dissolution of the company.

In the case of a change in control described in the last bullet point, our compensation committee may determine not to accelerate the existing equity awards of the named executive officers if equivalent awards will be substituted for the existing awards, except that Mr. Maffei’s awards may also be subject to acceleration upon a change in control, including of the type described in the last bullet point, pursuant to the terms of the award agreement for his 2014 Options. See “—Executive Compensation Arrangements—Gregory B. Maffei” above. For purposes of the tabular presentation below, we have assumed no such determination was made.
Benefits Payable Upon Termination or Change-in-Control
Name	Voluntary Termination Without Good Reason ($)	Termination for Cause ($)	Termination Without Cause or for Good Reason ($)	Death ($)	Disability ($)	After a Change in Control ($)

Gregory B. Maffei
Options	—(1)	—	—(1)	—(1)	—(1)	—(1)
Total	—	—	—	—	—	—
Brian J. Wendling
Options	29,019(2)	—	29,019(2)	29,019(2)	29,019(2)	29,019(2)
Total	29,019	—	29,019	29,019	29,019	29,019

(1)
Mr. Maffei’s 2014 Options have been excluded as the exercise price of the 2014 Options was more than the closing market price of LTRPB shares on December 31, 2018. See the “Outstanding Equity Awards at Fiscal Year-End” table and “—Termination Without Cause or for Good Reason” above.

(2)
Based on the number of vested options held by Mr. Wendling at December 31, 2018. See the “Outstanding Equity Awards at Fiscal Year-End” table and “—Termination Without Cause or for Good Reason” above.

Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement | 35

DIRECTOR COMPENSATION
Nonemployee Directors
Director Fees
Each of our directors who is not an employee of, or service provider to, our company is paid an annual fee of $156,000 (which we refer to as the director fee) for 2019 ($153,000 for 2018), of which fee each director was permitted to elect to receive 50%, 75% or 100% of such director fee in RSUs or options to purchase LTRPA, which will vest one year from the grant date, with the remainder payable in cash. The awards issued to our directors with respect to their service on our board in 2018 were issued in December 2017. See “—Director RSU Grants” and “—Director Option Grants” below for information on the incentive awards granted in 2018 to the nonemployee directors with respect to service on our board in 2019. Fees for service on our audit committee, compensation committee, executive committee and nominating and corporate governance committee are the same for 2018 and 2019. With respect to our audit committee, compensation committee and nominating and corporate governance committee, each member thereof receives an additional annual fee of  $15,000, $10,000 and $10,000, respectively, for his participation on each such committee, except that the chairman of each such committee instead receives an additional annual fee of  $25,000, $15,000 and $15,000, respectively, for his participation on that committee. With respect to our executive committee, each member thereof who is not an employee of, or service provider to, our company receives an additional annual fee of  $5,000 for his participation on that committee. The cash portion of the director fees and the fees for participation on committees are payable quarterly in arrears.
Equity Incentive Plans
As discussed above, awards granted to our nonemployee directors under the 2014 incentive plan are currently administered by our full board of directors. Our board of directors has full power and authority to grant eligible persons the awards described below and to determine the terms and conditions under which any awards are made. The 2014 incentive plan is designed to provide additional remuneration to our nonemployee directors and independent contractors, among others, and to encourage their investment in our capital stock, thereby increasing their proprietary interest in our business. Our board of directors may grant non-qualified stock options, SARs, restricted shares, RSUs, cash awards, performance awards or any combination of the foregoing under the 2014 incentive plan.
As described above, in connection with the Spin-Off, our company’s board of directors adopted the transitional plan, which governs the terms and conditions of awards issued in the Spin-Off in connection with adjustments made to awards previously granted by Qurate Retail with respect to its former Liberty Ventures common stock.
Director RSU Grants
Pursuant to our director compensation policy described above and the 2014 incentive plan, on December 6, 2018, Mr. Mueller was granted RSUs with respect to 6,806 shares of LTRPA. The RSUs will vest on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability and, unless our board of directors determines otherwise, will be forfeited if the grantee resigns or is removed from the board before the vesting date.
Director Option Grants
Pursuant to our director compensation policy described above and the 2014 incentive plan, on December 6, 2018, Mr. Romrell was granted options to purchase 11,870 LTRPA shares and Messrs. Malone and Wargo were each granted options to purchase 23,739 LTRPA shares, all of which had an exercise price equal to $19.51, which was the closing price of such stock on the grant date. The options will become exercisable on the first anniversary of the grant date, or on such earlier date that the grantee ceases to be a director because of death or disability, and, unless our board determines otherwise, will be terminated without becoming exercisable if the grantee resigns or is removed from the board before the vesting date. Once vested, the options will remain exercisable until the seventh anniversary of the grant date, or, if earlier, until the first business day following the first anniversary of the date the grantee ceases to be a director.
36 | Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement

DIRECTOR COMPENSATION
Stock Ownership Guidelines
In March 2016, our board of directors adopted stock ownership guidelines that require each nonemployee director to own shares of our company’s stock equal to at least 1.5 times the value of the nonemployee director fee. Nonemployee directors will have five years from the later of  (i) the effective date of the guidelines and (ii) the nonemployee director’s initial appointment to our board to comply with these guidelines.
Director Compensation Table
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)(3)	Option Awards ($)(2)(4)	All other compensation ($)	Total ($)
Michael J. Malone	35,000	—	209,626	—	244,626
Chris Mueller	106,500	132,785	—	—	239,285
Larry E. Romrell	101,500	—	104,817	—	206,317
Albert E. Rosenthaler	—	—	—	—	—
J. David Wargo	40,000	—	209,626	—	249,626
(1)
Gregory B. Maffei, the Chairman of the Board of our company and a named executive officer, and Albert E. Rosenthaler, who is Chief Corporate Development Officer of our company, received no compensation for serving as directors of our company during 2018.

(2)
As of December 31, 2018, our directors (other than Mr. Maffei, whose equity awards are listed in “Executive Compensation—Outstanding Equity Awards at Fiscal Year-End” above) held the following equity awards:

	Michael J. Malone	Chris Mueller	Larry E. Romrell	Albert E. Rosenthaler	J. David Wargo
Options (#)
LTRPA	90,370	35,446	56,881	33,263	90,370
RSUs (#)
LTRPA	—	6,806	—	—	—
(3)
Reflects the grant date fair value of RSUs awarded to Mr. Mueller, which has been computed based on the closing price of LTRPA shares on the grant date in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures.

(4)
The aggregate grant date fair value of the stock option awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 9 to our consolidated financial statements for the year ended December 31, 2018 (which are included in our 2018 Form 10-K).

Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement | 37

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2018 with respect to shares of our common stock authorized for issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders:
Liberty TripAdvisor Holdings, Inc. 2014 Omnibus Incentive Plan (Amended and Restated as of March 11, 2015), as amended			4,623,020(1)
LTRPA	273,067	$16.09
LTRPB	1,797,107	$27.83
Equity compensation plans not approved by security holders:
Liberty TripAdvisor Holdings, Inc. Transitional Stock Adjustment Plan, as amended(2)			—(2)
LTRPA	297,254	$14.76
LTRPB	—	—
Total
LTRPA	570,321
LTRPB	1,797,107
			4,623,020

(1)
The 2014 incentive plan permits grants of, or with respect to, shares of any series of our common stock, subject to a single aggregate limit.

(2)
The transitional plan was previously approved by our board of directors and our former parent company, Qurate Retail, as sole stockholder, in connection with the Spin-Off. The transitional plan governs the terms and conditions of awards with respect to our company’s common stock that were granted in connection with adjustments made to awards granted by Qurate Retail with respect to its former Liberty Ventures common stock. As a result, no further grants are permitted under this plan.

38 | Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed “related party transaction” (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our board or another independent body of our board designated to address such actual or potential conflicts.
Letter Agreement with Mr. Maffei
As described in more detail above under “Executive Compensation—Executive Compensation Arrangements—Gregory B. Maffei,” on December 21, 2014, Mr. Maffei received a one-time grant of the 2014 Options consisting of 1,797,107 options to purchase shares of LTRPB at an exercise price of  $27.83 per share. Because of the significant voting power that Mr. Maffei would possess upon exercise of the 2014 Options, our board of directors determined that it would be appropriate to also grant Mr. Maffei approval for purposes of exempting him from the restrictions that may be imposed on him as an “interested stockholder” under Section 203 of the General Corporation Law of Delaware (Section 203). Separately, Mr. Maffei advised our board that, although no agreement, arrangement or understanding had been reached, he was in discussions with Mr. Malone regarding a potential exchange of shares of LTRPB owned by the Malones (as defined below) for shares of LTRPA owned by Mr. Maffei. As a result, the compensation committee of our board and the members of our board independent of Mr. Maffei and the Malones determined that it was appropriate to request that Mr. Maffei enter into a standstill agreement with our company, and on December 21, 2014, we and Mr. Maffei entered into a letter agreement (the Standstill Letter). The Standstill Letter was entered into in connection with the grant of the 2014 Options to Mr. Maffei and in anticipation of such potential exchange. On December 22, 2014, Mr. Maffei acquired 2,770,173 shares of LTRPB in exchange for 3,047,190 shares of LTRPA pursuant to an exchange transaction pursuant to which he exchanged (the Exchange) an aggregate of 3,047,190 shares of LTRPA in a private transaction with John C. Malone, our Chairman at the time, Mr. Malone’s wife and two trusts (the Trusts) managed by an independent trustee, the beneficiaries of which are Mr. Malone’s adult children (Mr. Malone, his wife and the Trusts, the Malones), for an aggregate of 2,770,173 shares of LTRPB held by Mr. Malone, his wife and the Trusts. Prior to the grant of the 2014 Options and any agreement, arrangement or understanding between Mr. Maffei and Mr. Malone regarding the Exchange, the compensation committee of our board and the members of our board independent of Mr. Maffei and the Malones approved (x) each of Mr. Maffei and certain of his related persons as an “interested stockholder” and (y) the acquisition by such persons of shares of our common stock, in each case, for purposes of Section 203.
Subject to certain exceptions, during the Term (as defined below) of the Standstill Letter, Mr. Maffei has agreed that he will not, and he will not permit his Controlled Affiliates (as defined in the Standstill Letter) to, directly or indirectly, acquire Voting Securities (as such term is defined in the Standstill Letter) of our company if, after giving effect to such acquisition, Mr. Maffei and his Controlled Affiliates would beneficially own (as defined under the Exchange Act, but including all shares Mr. Maffei has the right to acquire without giving effect to any vesting requirements) in excess of 34.9% of our outstanding Voting Securities (the Cap); provided, that the Cap will not prohibit, among other things, Mr. Maffei from acquiring or exercising the 2014 Options or acquiring shares of LTRPB pursuant to the Exchange. In the event Mr. Maffei or his Controlled Affiliates have beneficial ownership of Voting Securities of our company in excess of the Cap, subject to limited exceptions, Mr. Maffei will vote such securities in excess of the Cap in the same proportion as the votes cast by stockholders unaffiliated with Mr. Maffei on any matter submitted to a vote of our stockholders.
Pursuant to the Standstill Letter, during the period commencing on December 21, 2014 and ending on the earlier of (x) the fifth anniversary of the closing of the Exchange or (y) the consummation of a Change in Control (as defined in the Standstill Letter) (such period, the Term), our company will include Mr. Maffei (or his designee) in management’s slate of directors for election (the Management Slate) at each annual or special meeting of stockholders at which directors in Mr. Maffei’s (or his designee’s) class are to be elected. Our company will use reasonable best efforts to cause the election of Mr. Maffei (or his designee) to our board of directors. So long as our company complies with our obligation to include Mr. Maffei (or his designee) on the Management Slate as provided in the Standstill Letter, Mr. Maffei has agreed to vote his shares of our common stock in favor of the Management Slate.
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Pursuant to and during the Term of the Standstill Letter, Mr. Maffei has agreed, subject to certain exceptions, to certain customary standstill provisions. Such provisions prohibit Mr. Maffei and his Controlled Affiliates, unless expressly authorized by a majority of the members of our board who are independent, disinterested and unaffiliated with Mr. Maffei and his Controlled Affiliates, from: (i) effecting or seeking, offering or proposing (whether publicly or otherwise) to effect, or announcing any intention to effect or cause or participating in or assisting, facilitating or encouraging any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in, (A) any acquisition of any equity securities (or beneficial ownership thereof) or rights or options to acquire any equity securities (or beneficial ownership thereof), of our company, (B) any tender or exchange offer, consolidation, business combination, acquisition, merger, joint venture or other business combination involving our company, (C) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to our company or (D) any solicitation of proxies or consents relating to the election of directors with respect to our company; (ii) forming, joining or in any way participating in a “group” (as defined under Rule 13d-3 of the Exchange Act); (iii) depositing any Voting Securities in a voting trust or similar arrangement; (iv) granting any proxies with respect to any Voting Securities to any person (other than in his capacity as a designated representative of our company); (v) otherwise acting (alone or in concert with others), to call or seek to call a meeting of our stockholders, initiating any stockholder proposal or calling a special meeting of our board of directors; (vi) entering into any third-party discussions regarding the foregoing; (vii) publicly requesting a waiver or amendment of the foregoing, or making any public announcement regarding such restrictions; (viii) taking any action which would reasonably be expected to require our company to make a public announcement regarding the possibility of a business combination or merger; or (ix) advising, assisting or knowingly encouraging or directing any person to do so in connection with the foregoing. However, Mr. Maffei will not be deemed to have breached or violated these limitations to the extent such actions were taken in connection with his provision of services to our company as a member of our board of directors or as Chief Executive Officer of our company.
The standstill limitations cease to apply (i) if our company fails (subject to certain exceptions) to comply with our obligation to include Mr. Maffei (or his designee) on the Management Slate for election as a director (other than at Mr. Maffei’s request or because of Mr. Maffei’s refusal to accept such nomination), (ii) if Mr. Maffei ceases to serve as Chief Executive Officer of our company other than as a result of his resignation without Good Reason (as defined in the grant agreement related to the 2014 Options (the Option Agreement)), his Disability (as defined in the Option Agreement) or his termination for Cause (as defined in the Option Agreement), or (iii) if Mr. Maffei (or his designee) ceases to be a director of our company, other than (A) due to his refusal to serve as a director of our company or to propose a designee in his place, (B) due to his (or his designee’s) resignation, (C) due to Mr. Maffei’s election not to submit a replacement candidate for appointment or (D) during a period following Mr. Maffei’s resignation so long as our company is working in good faith to appoint a replacement designee of Mr. Maffei. The standstill limitations also cease to apply upon the occurrence of certain events set forth in the Standstill Letter, including our company entering into discussions regarding a transaction that would, if consummated, be reasonably likely to result in a Change of Control (unless Mr. Maffei has been released from such restrictions to the extent reasonably necessary for him to fully participate in any discussions (in his capacity as a stockholder) and to offer or propose alternative transactions involving himself and his Controlled Affiliates and third parties) or a third party commences a tender or exchange offer for at least 50.1% of our common stock which would result in a Change of Control of our company and which offer is not opposed by our company.
The foregoing is a summary of the Standstill Letter and is qualified by reference to the full text of the Standstill Letter, which is incorporated by reference as Exhibit 7(a) to the Schedule 13D filed by Mr. Maffei with respect to our common stock on December 31, 2014.
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STOCKHOLDER PROPOSALS
This proxy statement relates to our annual meeting of stockholders for the calendar year 2019 which will take place on May 23, 2019. Based solely on the date of our 2019 annual meeting and the date of this proxy statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on December 24, 2019 in order to be eligible for inclusion in our proxy materials for the annual meeting of stockholders for the calendar year 2020 (the 2020 annual meeting), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, must be received at our executive offices at the foregoing address not earlier than February 21, 2020 and not later than March 24, 2020 to be considered for presentation at the 2020 annual meeting. We currently anticipate that the 2020 annual meeting will be held during the second quarter of 2020. If the 2020 annual meeting takes place more than 30 days before or 30 days after May 23, 2020 (the anniversary of the 2019 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the board of directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2020 annual meeting is communicated to stockholders or public disclosure of the date of the 2020 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2020 annual meeting.
All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and Delaware law.
ADDITIONAL INFORMATION
We file periodic reports, proxy materials and other information with the SEC. You may read and copy any document that we file at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. You may also inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.libertytripadvisorholdings.com. (Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement.) If you would like to receive a copy of our 2018 Form 10-K, or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, Liberty TripAdvisor Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (844) 826-8736, and we will provide you with the 2018 Form 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).
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ANNEX A
LIBERTY TRIPADVISOR HOLDINGS, INC. 2019 OMNIBUS INCENTIVE PLAN
Article I
Purpose of Plan; Effective Date
1.1 Purpose. The purpose of the Plan is to promote the success of the Company by providing a method whereby (i) eligible officers and employees of the Company and its Subsidiaries, (ii) directors and independent contractors, and (iii) employees of Liberty Media Corporation or Qurate Retail, Inc., in each case, providing services to the Company and its Subsidiaries, may be awarded additional remuneration for services rendered and may be encouraged to invest in capital stock of the Company, thereby increasing their proprietary interest in the Company’s businesses, encouraging them to remain in the employ or service of the Company or its Subsidiaries, and increasing their personal interest in the continued success and progress of the Company and its Subsidiaries. The Plan is also intended to aid in (i) attracting Persons of exceptional ability to become officers and employees of the Company and its Subsidiaries and (ii) inducing directors, independent contractors, or employees of Liberty Media Corporation or Qurate Retail, Inc. to agree to provide services to the Company and its Subsidiaries.
1.2 Effective Date. The Plan shall be effective as of May 23, 2019 (the “Effective Date”).
Article II
Definitions
2.1 Certain Defined Terms. Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):
“Account” has the meaning ascribed thereto in Section 8.2.
“Affiliate” of the Company means any corporation, partnership or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company.
“Agreement” means a stock option agreement, stock appreciation rights agreement, restricted shares agreement, restricted stock units agreement, cash award agreement or an agreement evidencing more than one type of Award, specified in Section 10.5, as any such Agreement may be supplemented or amended from time to time.
“Approved Transaction” means any transaction in which the Board (or, if approval of the Board is not required as a matter of law, the stockholders of the Company) shall approve (i) any consolidation or merger of the Company, or binding share exchange, pursuant to which shares of Common Stock of the Company would be changed or converted into or exchanged for cash, securities, or other property, other than any such transaction in which the common stockholders of the Company immediately prior to such transaction have the same proportionate ownership of the Common Stock of, and voting power with respect to, the surviving corporation immediately after such transaction, (ii) any merger, consolidation or binding share exchange to which the Company is a party as a result of which the Persons who are common stockholders of the Company immediately prior thereto have less than a majority of the combined voting power of the outstanding capital stock of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors immediately following such merger, consolidation or binding share exchange, (iii) the adoption of any plan or proposal for the liquidation or dissolution of the Company, or (iv) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company.
“Award” means a grant of Options, SARs, Restricted Shares, Restricted Stock Units, Performance Awards, Cash Awards and/or cash amounts under the Plan.
“Board” means the Board of Directors of the Company.
“Board Change” means, during any period of two consecutive years, individuals who at the beginning of such period constituted the entire Board cease for any reason to constitute a majority thereof unless the election, or the nomination for election, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.
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“Cash Award” means an Award made pursuant to Section 9.1 of the Plan to a Holder that is paid solely on account of the attainment of one or more Performance Objectives that have been established by the Committee.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.
“Committee” means the committee of the Board appointed pursuant to Section 3.1 to administer the Plan.
“Common Stock” means each or any (as the context may require) series of the Company’s common stock.
“Company” means Liberty TripAdvisor Holdings, Inc., a Delaware corporation.
“Control Purchase” means any transaction (or series of related transactions) in which any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), corporation or other entity (other than the Company, any Subsidiary of the Company or any employee benefit plan sponsored by the Company or any Subsidiary of the Company or any Exempt Person (as defined below)) shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from the rights accruing under special circumstances) having the right to vote in the election of directors (calculated as provided in Rule 13d-3(d) under the Exchange Act in the case of rights to acquire the Company’s securities), other than in a transaction (or series of related transactions) approved by the Board. For purposes of this definition, “Exempt Person” means each of  (a) the Chairman of the Board, the President and each of the directors of the Company as of the Effective Date, and (b) the respective family members, estates and heirs of each of the Persons referred to in clause (a) above and any trust or other investment vehicle for the primary benefit of any of such Persons or their respective family members or heirs. As used with respect to any Person, the term “family member” means the spouse, siblings and lineal descendants of such Person.
“Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.
“Dividend Equivalents” means, with respect to Restricted Stock Units, to the extent specified by the Committee only, an amount equal to all dividends and other distributions (or the economic equivalent thereof) which are payable to stockholders of record during the Restriction Period on a like number and kind of shares of Common Stock. Notwithstanding any provision of the Plan to the contrary, Dividend Equivalents with respect to a Performance Award may only be paid to the extent the Performance Award is actually paid to the Holder.
“Domestic Relations Order” means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.
“Equity Security” shall have the meaning ascribed to such term in Section 3(a)(11) of the Exchange Act, and an equity security of an issuer shall have the meaning ascribed thereto in Rule 16a-1 promulgated under the Exchange Act, or any successor Rule.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.
“Fair Market Value” of a share of any series of Common Stock on any day means (i) for Option and SAR exercise transactions effected on any third-party incentive award administration system provided by the Company, the current high bid price of a share of any series of Common Stock as reported on the consolidated transaction reporting system on the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as quoted by OTC Markets Group Inc., (ii) for the purpose of determining the tax withholding due upon the vesting or settlement of Restricted Shares or Restricted Stock Units and the related purpose of valuing shares withheld from such Awards to satisfy tax withholding obligations, the closing price for a share of such series of Common Stock on the trading day next preceding the day that such Award vests as reported on the consolidated transaction reporting system for the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as quoted by OTC Markets Group Inc., or (iii) for all other purposes under the Plan, the closing price of a share of such series of Common Stock on such day (or if such day is not a trading day,
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on the next preceding trading day) all as reported on the consolidated transaction reporting system for the principal national securities exchange on which shares of such series of Common Stock are listed on such day or if such shares are not then listed on a national securities exchange, then as quoted by OTC Markets Group Inc. If for any day the Fair Market Value of a share of the applicable series of Common Stock is not determinable by any of the foregoing means, or if there is insufficient trading volume in the applicable series of Common Stock on such trading day, then the Fair Market Value for such day shall be determined in good faith by the Committee on the basis of such quotations and other considerations as the Committee deems appropriate.
“Free Standing SAR” has the meaning ascribed thereto in Section 7.1.
“Holder” means a Person who has received an Award under the Plan.
“Nonemployee Director” means an individual who is a member of the Board and who is neither an officer nor an employee of the Company or any Subsidiary.
“Option” means a stock option granted under Article VI.
“Performance Award” means an Award made pursuant to Article IX of the Plan to a Holder that is subject to the attainment of one or more Performance Objectives.
“Performance Objective” means a standard established by the Committee to determine in whole or in part whether a Performance Award shall be earned.
“Person” means an individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture or other entity of any kind.
“Plan” means this Liberty TripAdvisor Holdings, Inc. 2019 Omnibus Incentive Plan.
“Restricted Shares” means shares of any series of Common Stock awarded pursuant to Section 8.1.
“Restricted Stock Unit” means a unit evidencing the right to receive in specified circumstances one share of the specified series of Common Stock or, in the discretion of the Company, the equivalent value in cash, which right may be subject to a Restriction Period or forfeiture provisions.
“Restriction Period” means a period of time beginning on the date of each Award of Restricted Shares or Restricted Stock Units and ending on the Vesting Date with respect to such Award.
“Retained Distribution” has the meaning ascribed thereto in Section 8.3.
“SARs” means stock appreciation rights, awarded pursuant to Article VII, with respect to shares of any specified series of Common Stock.
“Section 409A” has the meaning ascribed thereto in Section 10.17.
“Subsidiary” of a Person means any present or future subsidiary (as defined in Section 424(f) of the Code) of such Person or any business entity in which such Person owns, directly or indirectly, 50% or more of the voting, capital or profits interests. An entity shall be deemed a subsidiary of a Person for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.
“Tandem SARs” has the meaning ascribed thereto in Section 7.1.
“Vesting Date,” with respect to any Restricted Shares or Restricted Stock Units awarded hereunder, means the date on which such Restricted Shares or Restricted Stock Units cease to be subject to a risk of forfeiture, as designated in or determined in accordance with the Agreement with respect to such Award of Restricted Shares or Restricted Stock Units pursuant to Article VIII. If more than one Vesting Date is designated for an Award of Restricted Shares or Restricted Stock Units, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part. The Vesting Date for a particular Award will be established by the Committee and, for the avoidance of doubt, may be contemporaneous with the date of grant.
Article III
Administration
3.1 Committee. The Plan shall be administered by the Compensation Committee of the Board unless a different committee is appointed by the Board. The Committee shall be comprised of not less than two Persons. The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously
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appointed, may fill vacancies in the Committee and may remove members of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held.
3.2 Powers. The Committee shall have full power and authority to grant to eligible Persons Options under Article VI of the Plan, SARs under Article VII of the Plan, Restricted Shares under Article VIII of the Plan, Restricted Stock Units under Article VIII of the Plan, Cash Awards under Article IX of the Plan and/or Performance Awards under Article IX of the Plan, to determine the terms and conditions (which need not be identical) of all Awards so granted, to interpret the provisions of the Plan and any Agreements relating to Awards granted under the Plan and to supervise the administration of the Plan. The Committee in making an Award may provide for the granting or issuance of additional, replacement or alternative Awards upon the occurrence of specified events, including the exercise of the original Award. The Committee shall have sole authority in the selection of Persons to whom Awards may be granted under the Plan and in the determination of the timing, pricing and amount of any such Award, subject only to the express provisions of the Plan. In making determinations hereunder, the Committee may take into account the nature of the services rendered by the respective employees, officers, independent contractors and directors, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee in its discretion deems relevant.
3.3 Interpretation. The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all Persons. No member of the Committee shall be liable for any action or determination made or taken by such member or the Committee in good faith with respect to the Plan.
3.4 Awards to Nonemployee Directors. The Board shall have the same powers as the Committee with respect to awards to Nonemployee Directors and may exercise such powers in lieu of action by the Committee.
Article IV
Shares Subject to the Plan
4.1 Number of Shares. Subject to the provisions of this Article IV, the maximum number of shares of Common Stock with respect to which Awards may be granted during the term of the Plan shall be 5,000,000 shares. Shares of Common Stock will be made available from the authorized but unissued shares of the Company or from shares reacquired by the Company, including shares purchased in the open market. The shares of Common Stock subject to (i) any Award granted under the Plan that shall expire, terminate or be cancelled or annulled for any reason without having been exercised (or considered to have been exercised as provided in Section 7.2), (ii) any Award of any SARs granted under the Plan the terms of which provide for settlement in cash, and (iii) any Award of Restricted Shares or Restricted Stock Units under the Plan that shall be forfeited prior to becoming vested (provided that the Holder received no benefits of ownership of such Restricted Shares or Restricted Stock Units other than voting rights and the accumulation of Retained Distributions and unpaid Dividend Equivalents that are likewise forfeited) shall again be available for purposes of the Plan. Notwithstanding the foregoing, the following shares of Common Stock may not again be made available for issuance as Awards under the Plan: (a) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding Option or SAR, (b) shares of Common Stock used to pay the purchase price or withholding taxes related to an outstanding Award, or (c) shares of Common Stock repurchased on the open market with the proceeds of an Option purchase price. No Nonemployee Director may be granted during any calendar year Awards having a value determined on the date of grant that would be in excess of  $3 million.
4.2 Adjustments.
(a) If the Company subdivides its outstanding shares of any series of Common Stock into a greater number of shares of such series of Common Stock (by stock dividend, stock split, reclassification, or otherwise) or combines its outstanding shares of any series of Common Stock into a smaller number of shares of such series of Common Stock (by reverse stock split, reclassification, or otherwise) or if the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, stock
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redemption, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase such series of Common Stock or other similar corporate event (including mergers or consolidations other than those which constitute Approved Transactions, adjustments with respect to which shall be governed by Section 10.1(b)) affects any series of Common Stock so that an adjustment is required to preserve the benefits or potential benefits intended to be made available under the Plan, then the Committee, in such manner as the Committee, in its sole discretion, deems equitable and appropriate, shall make such adjustments to any or all of (i) the number and kind of shares of stock which thereafter may be awarded, optioned or otherwise made subject to the benefits contemplated by the Plan, (ii) the number and kind of shares of stock subject to outstanding Awards, and (iii) the purchase or exercise price and the relevant appreciation base with respect to any of the foregoing, provided, however, that the number of shares subject to any Award shall always be a whole number. The Committee may, if deemed appropriate, provide for a cash payment to any Holder of an Award in connection with any adjustment made pursuant to this Section 4.2.
(b) Notwithstanding any provision of the Plan to the contrary, in the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized, in its discretion, (i) to provide, prior to the transaction, for the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, the Award and, if the transaction is a cash merger, provide for the termination of any portion of the Award that remains unexercised at the time of such transaction, or (ii) to cancel any such Awards and to deliver to the Holders cash in an amount that the Committee shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or SARs shall be the excess of the Fair Market Value (as determined in sub-section (ii) of the definition of such term) of Common Stock on such date over the purchase price of the Options or the base price of the SARs, as applicable. For the avoidance of doubt, if the purchase price of the Options or base price of the SARs, as applicable, is greater than such Fair Market Value, the Options or SARs may be canceled for no consideration pursuant to this section.
(c) No adjustment or substitution pursuant to this Section 4.2 shall be made in a manner that results in noncompliance with the requirements of Section 409A, to the extent applicable.
Article V
Eligibility
5.1 General. The Persons who shall be eligible to participate in the Plan and to receive Awards under the Plan shall be such Persons who are employees (including officers) or independent contractors of the Company or its Subsidiaries, Nonemployee Directors, or employees (including officers), independent contractors, or directors of Liberty Media Corporation or Qurate Retail, Inc., who in each case, provide services to the Company or its Subsidiaries and who the Committee shall select. Awards may be made to employees, directors or independent contractors who hold or have held Awards under the Plan or any similar or other awards under any other plan of the Company or any of its Affiliates.
Article VI
Stock Options
6.1 Grant of Options. Subject to the limitations of the Plan, the Committee shall designate from time to time those eligible Persons to be granted Options, the time when each Option shall be granted to such eligible Persons, the series and number of shares of Common Stock subject to such Option, and, subject to Section 6.2, the purchase price of the shares of Common Stock subject to such Option.
6.2 Option Price. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Committee and may be no less than the Fair Market Value of the shares of the applicable series of Common Stock subject to the Option as of the date the Option is granted.
6.3 Term of Options. Subject to the provisions of the Plan with respect to death, retirement and termination of employment or service, the term of each Option shall be for such period as the Committee shall determine as set forth in the applicable Agreement; provided that such term may not exceed ten years. However, if the term of an Option expires when trading in the Common Stock is prohibited by law or the Company’s insider trading policy, then the term of such Option shall expire on the 30th day after the expiration of such prohibition.
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6.4 Exercise of Options. An Option granted under the Plan shall become (and remain) exercisable during the term of the Option to the extent provided in the applicable Agreement and the Plan and, unless the Agreement otherwise provides, may be exercised to the extent exercisable, in whole or in part, at any time and from time to time during such term; provided, however, that subsequent to the grant of an Option, the Committee, at any time before complete termination of such Option, may accelerate the time or times at which such Option may be exercised in whole or in part (without reducing the term of such Option).
6.5 Manner of Exercise.
(a) Form of Payment. An Option shall be exercised by written notice to the Company upon such terms and conditions as the Agreement may provide and in accordance with such other procedures for the exercise of Options as the Committee may establish from time to time. The method or methods of payment of the purchase price for the shares to be purchased upon exercise of an Option and of any amounts required by Section 10.9 shall be determined by the Committee and may consist of  (i) cash, (ii) check, (iii) promissory note (subject to applicable law), (iv) whole shares of any series of Common Stock, (v) the withholding of shares of the applicable series of Common Stock issuable upon such exercise of the Option, (vi) the delivery, together with a properly executed exercise notice, of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, or (vii) any combination of the foregoing methods of payment, or such other consideration and method of payment as may be permitted for the issuance of shares under the Delaware General Corporation Law. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable Agreement and may be subject to such conditions as the Committee deems appropriate.
(b) Value of Shares. Unless otherwise determined by the Committee and provided in the applicable Agreement, shares of any series of Common Stock delivered in payment of all or any part of the amounts payable in connection with the exercise of an Option, and shares of any series of Common Stock withheld for such payment, shall be valued for such purpose at their Fair Market Value as of the exercise date.
(c) Issuance of Shares. The Company shall effect the transfer of the shares of Common Stock purchased under the Option as soon as practicable after the exercise thereof and payment in full of the purchase price therefor and of any amounts required by Section 10.9, and within a reasonable time thereafter, such transfer shall be evidenced on the books of the Company. Unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Holder or other Person exercising an Option shall have any of the rights of a stockholder of the Company with respect to shares of Common Stock subject to an Option granted under the Plan until due exercise and full payment has been made, and (ii) no adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such due exercise and full payment.
Article VII
SARs
7.1 Grant of SARs. Subject to the limitations of the Plan, SARs may be granted by the Committee to such eligible Persons in such numbers, with respect to any specified series of Common Stock, and at such times during the term of the Plan as the Committee shall determine. A SAR may be granted to a Holder of an Option (hereinafter called a “related Option”) with respect to all or a portion of the shares of Common Stock subject to the related Option (a “Tandem SAR”) or may be granted separately to an eligible Person (a “Free Standing SAR”). Subject to the limitations of the Plan, SARs shall be exercisable in whole or in part upon notice to the Company upon such terms and conditions as are provided in the Agreement.
7.2 Tandem SARs. A Tandem SAR may be granted either concurrently with the grant of the related Option or at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related Option. Tandem SARs shall be exercisable only at the time and to the extent that the related Option is exercisable (and may be subject to such additional limitations on exercisability as the Agreement may provide) and in no event after the complete termination or full exercise of the related Option. Upon the exercise or termination of the related Option, the Tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related Option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a Tandem SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, (i) the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Tandem SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market
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Value of a share of the applicable series of Common Stock with respect to which the Tandem SAR was granted on the date of exercise over the related Option purchase price per share, and (ii) the related Option with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the Tandem SAR was so exercised.
7.3 Free Standing SARs. Free Standing SARs shall be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Agreement. The base price of a Free Standing SAR may be no less than the Fair Market Value of the applicable series of Common Stock with respect to which the Free Standing SAR was granted as of the date the Free Standing SAR is granted. Subject to the limitations of the Plan, upon the exercise of a Free Standing SAR and unless otherwise determined by the Committee and provided in the applicable Agreement, the Holder thereof shall be entitled to receive from the Company, for each share of the applicable series of Common Stock with respect to which the Free Standing SAR is being exercised, consideration (in the form determined as provided in Section 7.4) equal in value to the excess of the Fair Market Value of a share of the applicable series of Common Stock with respect to which the Free Standing SAR was granted on the date of exercise over the base price per share of such Free Standing SAR. The term of a Free Standing SAR may not exceed ten years. However, if the term of a Free Standing SAR expires when trading in the Common Stock is prohibited by law or the Company’s insider trading policy, then the term of such Free Standing SAR shall expire on the 30th day after the expiration of such prohibition.
7.4 Consideration. The consideration to be received upon the exercise of a SAR by the Holder shall be paid in cash, shares of the applicable series of Common Stock with respect to which the SAR was granted (valued at Fair Market Value on the date of exercise of such SAR), a combination of cash and such shares of the applicable series of Common Stock or such other consideration, in each case, as provided in the Agreement. No fractional shares of Common Stock shall be issuable upon exercise of a SAR, and unless otherwise provided in the applicable Agreement, the Holder will receive cash in lieu of fractional shares. Unless the Committee shall otherwise determine, to the extent a Free Standing SAR is exercisable, it will be exercised automatically for cash on its expiration date.
7.5 Limitations. The applicable Agreement may provide for a limit on the amount payable to a Holder upon exercise of SARs at any time or in the aggregate, for a limit on the number of SARs that may be exercised by the Holder in whole or in part for cash during any specified period, for a limit on the time periods during which a Holder may exercise SARs, and for such other limits on the rights of the Holder and such other terms and conditions of the SAR, including a condition that the SAR may be exercised only in accordance with rules and regulations adopted from time to time, as the Committee may determine. Unless otherwise so provided in the applicable Agreement, any such limit relating to a Tandem SAR shall not restrict the exercisability of the related Option. Such rules and regulations may govern the right to exercise SARs granted prior to the adoption or amendment of such rules and regulations as well as SARs granted thereafter.
7.6 Exercise. For purposes of this Article VII, the date of exercise of a SAR shall mean the date on which the Company shall have received notice from the Holder of the SAR of the exercise of such SAR (unless otherwise determined by the Committee and provided in the applicable Agreement).
Article VIII
Restricted Shares And Restricted Stock Units
8.1 Grant of Restricted Shares. Subject to the limitations of the Plan, the Committee shall designate those eligible Persons to be granted Awards of Restricted Shares, shall determine the time when each such Award shall be granted, and shall designate (or set forth the basis for determining) the Vesting Date or Vesting Dates for each Award of Restricted Shares, and may prescribe other restrictions, terms and conditions applicable to the vesting of such Restricted Shares in addition to those provided in the Plan. The Committee shall determine the price, if any, to be paid by the Holder for the Restricted Shares; provided, however, that the issuance of Restricted Shares shall be made for at least the minimum consideration necessary to permit such Restricted Shares to be deemed fully paid and nonassessable. All determinations made by the Committee pursuant to this Section 8.1 shall be specified in the Agreement.
8.2 Issuance of Restricted Shares. An Award of Restricted Shares shall be registered in a book entry account (the “Account”) in the name of the Holder to whom such Restricted Shares shall have been awarded. During the Restriction Period, the Account, any statement of ownership representing the Restricted Shares that may be issued during the Restriction Period and any securities constituting Retained Distributions shall bear a restrictive legend to
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the effect that ownership of the Restricted Shares (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Agreement.
8.3 Restrictions with Respect to Restricted Shares. During the Restriction Period, Restricted Shares shall constitute issued and outstanding shares of the applicable series of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Shares, to receive and retain such dividends and distributions, as the Committee may designate, paid or distributed on such Restricted Shares, and to exercise all other rights, powers and privileges of a Holder of shares of the applicable series of Common Stock with respect to such Restricted Shares; except, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) the Holder will not be entitled to delivery of the Restricted Shares until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (ii) the Company or its designee will retain custody of the Restricted Shares during the Restriction Period as provided in Section 8.2; (iii) other than such dividends and distributions as the Committee may designate, the Company or its designee will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Shares (and such Retained Distributions will be subject to the same restrictions, terms and vesting, and other conditions as are applicable to the Restricted Shares) until such time, if ever, as the Restricted Shares with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (iv) the Holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Shares or any Retained Distributions or such Holder’s interest in any of them during the Restriction Period; and (v) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Shares or Retained Distributions will cause a forfeiture of such Restricted Shares and any Retained Distributions with respect thereto.
8.4 Grant of Restricted Stock Units. Subject to the limitations of the Plan, the Committee shall designate those eligible Persons to be granted Awards of Restricted Stock Units, the value of which is based, in whole or in part, on the Fair Market Value of the shares of any specified series of Common Stock. Subject to the provisions of the Plan, including any rules established pursuant to Section 8.5, Awards of Restricted Stock Units shall be subject to such terms, restrictions, conditions, vesting requirements and payment rules as the Committee may determine in its discretion, which need not be identical for each Award. Such Awards may provide for the payment of cash consideration by the Person to whom such Award is granted or provide that the Award, and any shares of Common Stock to be issued in connection therewith, if applicable, shall be delivered without the payment of cash consideration; provided, however, that the issuance of any shares of Common Stock in connection with an Award of Restricted Stock Units shall be for at least the minimum consideration necessary to permit such shares to be deemed fully paid and nonassessable. The determinations made by the Committee pursuant to this Section 8.4 shall be specified in the applicable Agreement.
8.5 Restrictions with Respect to Restricted Stock Units. Any Award of Restricted Stock Units, including any shares of Common Stock which are part of an Award of Restricted Stock Units, may not be assigned, sold, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued or, if later, the date provided by the Committee at the time of the Award. A breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Award of Restricted Stock Units will cause a forfeiture of such Restricted Stock Units and any Dividend Equivalents with respect thereto.
8.6 Issuance of Restricted Stock Units. Restricted Stock Units shall be issued at the beginning of the Restriction Period, shall not constitute issued and outstanding shares of the applicable series of Common Stock, and the Holder shall not have any of the rights of a stockholder with respect to the shares of Common Stock covered by such an Award of Restricted Stock Units, in each case until such shares shall have been issued to the Holder at the end of the Restriction Period. If and to the extent that shares of Common Stock are to be issued at the end of the Restriction Period, the Holder shall be entitled to receive Dividend Equivalents with respect to the shares of Common Stock covered thereby either (i) during the Restriction Period or (ii) in accordance with the rules applicable to Retained Distributions, as the Committee may specify in the Agreement.
8.7 Cash Payments. In connection with any Award of Restricted Shares or Restricted Stock Units, an Agreement may provide for the payment of a cash amount to the Holder of such Awards at any time after such Awards shall have become vested. Such cash amounts shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Committee in the Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Holder shall be otherwise entitled or eligible to receive from the Company.
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8.8 Completion of Restriction Period. On the Vesting Date with respect to each Award of Restricted Shares or Restricted Stock Units and the satisfaction of any other applicable restrictions, terms, and conditions, (i) all or the applicable portion of such Restricted Shares or Restricted Stock Units shall become vested, (ii) any Retained Distributions with respect to such Restricted Shares and any unpaid Dividend Equivalents with respect to such Restricted Stock Units shall become vested to the extent that the Awards related thereto shall have become vested, and (iii) any cash amount to be received by the Holder with respect to such Restricted Shares or Restricted Stock Units shall become payable, all in accordance with the terms of the applicable Agreement. Any such Restricted Shares, Restricted Stock Units, Retained Distributions, and any unpaid Dividend Equivalents that shall not become vested shall be forfeited to the Company, and the Holder shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Shares, Restricted Stock Units, Retained Distributions, and any unpaid Dividend Equivalents that shall have been so forfeited. The Committee may, in its discretion, provide that the delivery of any Restricted Shares, Restricted Stock Units, Retained Distributions, and unpaid Dividend Equivalents that shall have become vested, and payment of any related cash amounts that shall have become payable under this Article VIII, shall be deferred until such date or dates as the recipient may elect. Any election of a recipient pursuant to the preceding sentence shall be filed in writing with the Committee in accordance with such rules and regulations, including any deadline for the making of such an election, as the Committee may provide, and shall be made in compliance with Section 409A.
Article IX
Cash Awards and Performance Awards
9.1 Cash Awards. In addition to granting Options, SARs, Restricted Shares and Restricted Stock Units, the Committee shall, subject to the limitations of the Plan, have authority to grant to eligible Persons Cash Awards. Each Cash Award shall be subject to such terms and conditions, restrictions and contingencies, if any, as the Committee shall determine. Restrictions and contingencies limiting the right to receive a cash payment pursuant to a Cash Award shall be based upon the achievement of single or multiple Performance Objectives over a performance period established by the Committee. The determinations made by the Committee pursuant to this Section 9.1 shall be specified in the applicable Agreement.
9.2 Designation as a Performance Award. The Committee shall have the right to designate any Award of Options, SARs, Restricted Shares or Restricted Stock Units as a Performance Award. All Cash Awards shall be designated as Performance Awards.
9.3 Performance Objectives. The grant or vesting of a Performance Award shall be subject to the achievement of Performance Objectives over a performance period established by the Committee based upon one or more business criteria that apply to the Holder, one or more business units, divisions or Subsidiaries of the Company or the applicable sector of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. Such business criteria may include, among others: increased revenue; net income measures (including income after capital costs and income before or after taxes); stock price measures (including growth measures and total stockholder return); price per share of Common Stock; market share; earnings per share (actual or targeted growth); earnings before interest, taxes, depreciation and amortization (EBITDA); operating income before depreciation and amortization (OIBDA); economic value added (or an equivalent metric); market value added; debt to equity ratio; cash flow measures (including cash flow return on capital, cash flow return on tangible capital, net cash flow and net cash flow before financing activities); return measures (including return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes and production efficiency); expense measures (including overhead cost and general and administrative expense); margins; stockholder value; total stockholder return; proceeds from dispositions; total market value and corporate values measures (including ethics compliance, environmental and safety). Unless otherwise stated, such a Performance Objective need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). The Committee shall have the authority to determine whether the Performance Objectives and other terms and conditions of the Award are satisfied.
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Article X
General Provisions
10.1 Acceleration of Awards.
(a) Death or Disability. If a Holder’s employment or service shall terminate by reason of death or Disability, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each outstanding Option or SAR granted under the Plan shall immediately become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares and any related Retained Distributions shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Restricted Stock Units, the Restriction Period applicable to each such Award of Restricted Stock Units shall be deemed to have expired and all such Restricted Stock Units and any unpaid Dividend Equivalents shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement.
(b) Approved Transactions; Board Change; Control Purchase. In the event of any Approved Transaction, Board Change or Control Purchase, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Agreement or in the Plan, unless the applicable Agreement provides otherwise: (i) in the case of an Option or SAR, each such outstanding Option or SAR granted under the Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby; (ii) in the case of Restricted Shares, the Restriction Period applicable to each such Award of Restricted Shares shall be deemed to have expired and all such Restricted Shares and any related Retained Distributions shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement; and (iii) in the case of Restricted Stock Units, the Restriction Period applicable to each such Award of Restricted Stock Units shall be deemed to have expired and all such Restricted Stock Units and any unpaid Dividend Equivalents shall become vested and any related cash amounts payable pursuant to the applicable Agreement shall be adjusted in such manner as may be provided in the Agreement, in each case effective upon the Board Change or Control Purchase or immediately prior to consummation of the Approved Transaction. The effect, if any, on a Cash Award of an Approved Transaction, Board Change or Control Purchase shall be prescribed in the applicable Agreement. Notwithstanding the foregoing, unless otherwise provided in the applicable Agreement, the Committee may, in its discretion, determine that any or all outstanding Awards of any or all types granted pursuant to the Plan will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction if effective provision has been made for the taking of such action which, in the opinion of the Committee, is equitable and appropriate to substitute a new Award for such Award or to assume such Award and to make such new or assumed Award, as nearly as may be practicable, equivalent to the old Award (before giving effect to any acceleration of the vesting or exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the applicable series of Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.
10.2 Termination of Employment or Service.
(a) General. If a Holder’s employment or service shall terminate prior to an Option or SAR becoming exercisable or being exercised (or deemed exercised, as provided in Section 7.2) in full, or during the Restriction Period with respect to any Restricted Shares or any Restricted Stock Units, then such Option or SAR shall thereafter become or be exercisable, and the Holder’s rights to any unvested Restricted Shares, Retained Distributions and related cash amounts and any unvested Restricted Stock Units, unpaid Dividend Equivalents and related cash amounts shall thereafter vest, in each case solely to the extent provided in the applicable Agreement; provided, however, that, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) no Option or SAR may be exercised after the scheduled expiration date thereof; (ii) if the Holder’s employment or service terminates by reason of death or Disability, the Option or SAR shall remain exercisable for a period of at least one year following such termination (but not later than the scheduled expiration of such Option or SAR); and (iii) any termination of the Holder’s employment or service for cause will be treated in accordance with the provisions of Section 10.2(b). The effect on a Cash Award of the termination of a Holder’s employment or service for any reason, other than for cause, shall be prescribed in the applicable
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Agreement. For the avoidance of doubt, in the discretion of the Committee, an Award may provide that a Holder’s service shall be deemed to have continued for purposes of the Award while a Holder provides services to the Company, any Subsidiary, or any former affiliate of the Company or any Subsidiary.
(b) Termination for Cause. If a Holder’s employment or service with the Company or a Subsidiary of the Company shall be terminated by the Company or such Subsidiary for “cause” during the Restriction Period with respect to any Restricted Shares or Restricted Stock Units or prior to any Option or SAR becoming exercisable or being exercised in full or prior to the payment in full of any Cash Award (for these purposes, “cause” shall have the meaning ascribed thereto in any employment or consulting agreement to which such Holder is a party or, in the absence thereof, shall include insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform such Holder’s duties and responsibilities for any reason other than illness or incapacity; provided, however, that if such termination occurs within 12 months after an Approved Transaction or Control Purchase or Board Change, termination for “cause” shall mean only a felony conviction for fraud, misappropriation, or embezzlement), then, unless otherwise determined by the Committee and provided in the applicable Agreement, (i) all Options and SARs and all unpaid Cash Awards held by such Holder shall immediately terminate, and (ii) such Holder’s rights to all Restricted Shares, Restricted Stock Units, Retained Distributions, any unpaid Dividend Equivalents and any related cash amounts shall be forfeited immediately.
(c) Miscellaneous. The Committee may determine whether any given leave of absence constitutes a termination of employment or service; provided, however, that for purposes of the Plan, (i) a leave of absence, duly authorized in writing by the Company for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company provided the employee’s right to reemployment is guaranteed either by statute or contract, shall not be deemed a termination of employment. Unless otherwise determined by the Committee and provided in the applicable Agreement, Awards made under the Plan shall not be affected by any change of employment or service so long as the Holder continues to be a Nonemployee Director or an employee or independent contractor of the Company or its Subsidiaries or, in the case of an employee, independent contractor, or director of Liberty Media Corporation or Qurate Retail, Inc., continues to provide services to the Company or its Subsidiaries.
10.3 Right of Company to Terminate Employment or Service. Nothing contained in the Plan or in any Award, and no action of the Company or the Committee with respect thereto, shall confer or be construed to confer on any Holder any right to continue in the employ or service of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any Subsidiary of the Company to terminate the employment or service of the Holder at any time, with or without cause, subject, however, to the provisions of any employment or consulting agreement between the Holder and the Company or any Subsidiary of the Company, or in the case of a director, to the charter and bylaws, as the same may be in effect from time to time.
10.4 Nonalienation of Benefits. Except as set forth herein, no right or benefit under the Plan shall be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, garnishment, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, garnish, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the Person entitled to such benefits.
10.5 Written Agreement. Each Award under the Plan shall be evidenced by a written agreement, in such form as the Committee shall approve from time to time in its discretion, specifying the terms and provisions of such Award which may not be inconsistent with the provisions of the Plan; provided, however, that if more than one type of Award is made to the same Holder, such Awards may be evidenced by a single Agreement with such Holder. Each grantee of an Option, SAR, Restricted Shares, Restricted Stock Units or Performance Award (including a Cash Award) shall be notified promptly of such grant, and a written Agreement shall be promptly delivered by the Company. Any such written Agreement may contain (but shall not be required to contain) such provisions as the Committee deems appropriate to insure that the penalty provisions of Section 4999 of the Code will not apply to any stock or cash received by the Holder from the Company. Any such Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 10.7(b).
10.6 Nontransferability. Unless otherwise determined by the Committee and expressly provided for in an Agreement, Awards are not transferable (either voluntarily or involuntarily), before or after a Holder’s death, except as follows: (a) during the Holder’s lifetime, pursuant to a Domestic Relations Order, issued by a court of competent jurisdiction, that is not contrary to the terms and conditions of the Plan or any applicable Agreement, and in a form
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acceptable to the Committee; or (b) after the Holder’s death, by will or pursuant to the applicable laws of descent and distribution, as may be the case. Any person to whom Awards are transferred in accordance with the provisions of the preceding sentence shall take such Awards subject to all of the terms and conditions of the Plan and any applicable Agreement.
10.7 Termination and Amendment.
(a) General. Unless the Plan shall theretofore have been terminated as hereinafter provided, no Awards may be made under the Plan on or after the fifth anniversary of the Effective Date. The Plan may be terminated at any time prior to such date and may, from time to time, be suspended or discontinued or modified or amended if such action is deemed advisable by the Committee.
(b) Modification. No termination, modification or amendment of the Plan may, without the consent of the Person to whom any Award shall theretofore have been granted, adversely affect the rights of such Person with respect to such Award. No modification, extension, renewal or other change in any Award granted under the Plan shall be made after the grant of such Award, unless the same is consistent with the provisions of the Plan. With the consent of the Holder and subject to the terms and conditions of the Plan (including Section 10.7(a)), the Committee may amend outstanding Agreements with any Holder, including any amendment which would (i) accelerate the time or times at which the Award may be exercised and/or (ii) extend the scheduled expiration date of the Award. Without limiting the generality of the foregoing, the Committee may, but solely with the Holder’s consent unless otherwise provided in the Agreement, agree to cancel any Award under the Plan and grant a new Award in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made. Nothing contained in the foregoing provisions of this Section 10.7(b) shall be construed to prevent the Committee from providing in any Agreement that the rights of the Holder with respect to the Award evidenced thereby shall be subject to such rules and regulations as the Committee may, subject to the express provisions of the Plan, adopt from time to time or impair the enforceability of any such provision.
10.8 Government and Other Regulations. The obligation of the Company with respect to Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Common Stock may be listed or quoted. For so long as any series of Common Stock are registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (i) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of the applicable series of Common Stock that may be issuable, from time to time, to Holders under the Plan and (ii) to file in a timely manner all reports required to be filed by it under the Exchange Act.
10.9 Withholding. The Company’s obligation to deliver shares of Common Stock or pay cash in respect of any Award under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due at the time of an Award, upon the exercise of any Option or SAR or upon the vesting of, or expiration of restrictions with respect to, Restricted Shares or Restricted Stock Units or the satisfaction of the Performance Objectives applicable to a Performance Award, as appropriate, may, in the discretion of the Committee, be paid in shares of Common Stock already owned by the Holder or through the withholding of shares otherwise issuable to such Holder, upon such terms and conditions (including the conditions referenced in Section 6.5) as the Committee shall determine. For the avoidance of doubt, the Committee may, in its discretion, allow for tax withholding in respect of any Award up to the maximum withholding rate applicable to the Holder. If the Holder shall fail to pay, or make arrangements satisfactory to the Committee for the payment to the Company of, all such federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Holder an amount equal to any federal, state or local taxes of any kind required to be withheld by the Company with respect to such Award.
10.10 Nonexclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
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10.11 Exclusion from Other Plans. By acceptance of an Award, unless otherwise provided in the applicable Agreement, each Holder shall be deemed to have agreed that such Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other benefit plan, program or policy of the Company or any Subsidiary of the Company. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that such Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Holder which is payable to such beneficiary under any life insurance plan of the Company or any Subsidiary of the Company.
10.12 Unfunded Plan. Neither the Company nor any Subsidiary of the Company shall be required to segregate any cash or any shares of Common Stock which may at any time be represented by Awards, and the Plan shall constitute an “unfunded” plan of the Company. Except as provided in Article VIII with respect to Awards of Restricted Shares and except as expressly set forth in an Agreement, no Holder shall have voting or other rights with respect to the shares of Common Stock covered by an Award prior to the delivery of such shares. Neither the Company nor any Subsidiary of the Company shall, by any provisions of the Plan, be deemed to be a trustee of any shares of Common Stock or any other property, and the liabilities of the Company and any Subsidiary of the Company to any Holder pursuant to the Plan shall be those of a debtor pursuant to such contract obligations as are created by or pursuant to the Plan, and the rights of any Holder, former service provider or beneficiary under the Plan shall be limited to those of a general creditor of the Company or the applicable Subsidiary of the Company, as the case may be. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations of the Company under the Plan, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
10.13 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.
10.14 Accounts. The delivery of any shares of Common Stock and the payment of any amount in respect of an Award shall be for the account of the Company or the applicable Subsidiary of the Company, as the case may be, and any such delivery or payment shall not be made until the recipient shall have paid or made satisfactory arrangements for the payment of any applicable withholding taxes as provided in Section 10.9.
10.15 Legends. Any statement of ownership evidencing shares of Common Stock subject to an Award shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions of the Award applicable to such shares, including any to the effect that the shares represented thereby may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such disposition will not violate any federal or state securities laws.
10.16 Company’s Rights. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.
10.17 Section 409A. The Plan and the Awards made hereunder are intended to be (i) “stock rights” exempt from Section 409A of the Code (“Section 409A”) pursuant to Treasury Regulations §1.409A-1(b)(5), (ii) “short-term deferrals” exempt from Section 409A or (iii) payments which are deferred compensation and paid in compliance with Section 409A, and the Plan and each Agreement shall be interpreted and administered accordingly. Any adjustments of Awards intended to be “stock rights” exempt from Section 409A pursuant to Treasury Regulations §1.409A-1(b)(5) shall be conducted in a manner so as not to constitute a grant of a new stock right or a change in the time and form of payment pursuant to Treasury Regulations §1.409A-1(b)(5)(v). In the event an Award is not exempt from Section 409A, (x) payment pursuant to the relevant Agreement shall be made only on a permissible payment event or at a specified time in compliance with Section 409A, (y) no accelerated payment shall be made pursuant to Section 10.1(b) unless the Board Change, Approved Transaction or Control Purchase constitutes a “change in control event” under Treasury Regulations §1.409A-3(i)(5) or otherwise constitutes a permissible payment event under Section 409A and (z) no amendment or modification of such Award may be made except in compliance with the anti-deferral and anti-acceleration provisions of Section 409A. No deferrals of compensation otherwise payable under the Plan or any Award shall be allowed, whether at the discretion of the Company or the Holder, except in a manner consistent with the requirements of Section 409A. If a Holder is identified by the Company as a “specified employee” within the meaning of Code Section 409A(a)(2)(B)(i) on the date on which such Holder has a “separation from service” (other than due to death) within the meaning of Treasury Regulation §1.409A-1(h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Code Section 409A shall be paid or settled on the earliest of  (1) the first business day following the
Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement | A-13

expiration of six months from the Holder’s separation from service, (2) the date of the Holder’s death, or (3) such earlier date as complies with the requirements of Code Section 409A.
10.18 Administrative Blackouts. In addition to its other powers hereunder, the Committee has the authority to suspend (i) the exercise of Options or SARs and (ii) any other transactions under the Plan as it deems necessary or appropriate for administrative reasons.
10.19 Clawback Policy. Notwithstanding any other provisions in this Plan, any Award shall be subject to recovery or clawback by the Company under any clawback policy adopted by the Company in accordance with SEC regulations or other applicable law, as amended or superseded from time to time.
10.20 Stock Ownership Guidelines. Any Award shall be subject to any applicable stock ownership guidelines adopted by the Company, as amended or superseded from time to time.
A-14 | Liberty TripAdvisor Holdings, Inc. 2019 Proxy Statement

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY E76266-P18361 Nominees: 01) Larry E. Romrell 02) J. David Wargo 3. A proposal to adopt the Liberty TripAdvisor Holdings, Inc. 2019 Omnibus Incentive Plan. The Board of Directors recommends a vote FOR Proposals 2 and 3. 2. A proposal to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2019. Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. For address changes and/or comments, please check this box and write them on the back where indicated. ! ! ! 1. Election of Directors For All Withhold All For All Except For Against Abstain ! ! ! ! ! ! ! ! ! Yes No LIBERTY TRIPADVISOR HOLDINGS, INC. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the The Board of Directors recommends a vote FOR each number(s) of the nominee(s) on the line below. nominee listed in proposal 1. BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O LIBERTY TRIPADVISOR HOLDINGS, INC. PO BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 22, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 22, 2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE w

Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at www.proxyvote.com. E76267-P18361 LIBERTY TRIPADVISOR HOLDINGS, INC. Annual Meeting of Stockholders May 23, 2019, 8:15 a.m. local time This proxy is solicited by the Board of Directors The undersigned hereby appoint(s) Richard N. Baer and Brian J. Wendling, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A common stock and/or Series B common stock held by the undersigned at the Annual Meeting of Stockholders to be held at 8:15 a.m., local time, on May 23, 2019, at the corporate offices of Liberty TripAdvisor Holdings, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112 and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2 AND 3. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE